[GE LOGO OMITTED]

                                                                     S&S PROGRAM
--------------------------------------------------------------------------------

MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 2000

                            UNDERSTANDING YOUR REPORT
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                                                      PAGE
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A LETTER FROM THE PRESIDENT ........................     1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your
   Funds' results in 2000

   S&S PROGRAM MUTUAL FUND .........................     4

   S&S LONG TERM INTEREST FUND .....................     9

NOTES TO PERFORMANCE ...............................    18

NOTES TO SCHEDULES OF INVESTMENTS ..................    19

FINANCIAL STATEMENTS
   Financial Highlights ............................    20
   Notes to Financial Highlights ...................    21
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ...........    22

NOTES TO FINANCIAL STATEMENTS ......................    25

INDEPENDENT AUDITORS' REPORT .......................    30

TAX INFORMATION ....................................    31

GE S&S PROGRAM
SUPPLEMENTARY INFORMATION ..........................    32

SCHEDULES OF INVESTMENTS

   S&S SHORT TERM INTEREST FUND ....................    33

   S&S MONEY MARKET FUND ...........................    35

SUPPLEMENTAL INFORMATION* ..........................    36
   Illustrations of the relative market value of investments offered under the S&S
   Program based on historical earnings.

DISCLOSURE STATEMENT ...............................    40
   Information about the S&S Program investment alternatives.

S&S MUTUAL FUNDS'
INVESTMENT TEAM ....................................    54

SHAREHOLDER SERVICES ..................  INSIDE BACK COVER
   How you can obtain more information


* THE SUPPLEMENTAL INFORMATION PART OF THIS DOCUMENT CONSTITUTES PART
  OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.




                             HIGHLY RATED S&S FUNDS
--------------------------------------------------------------------------------
                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
S&S PROGRAM MUTUAL -- (Domestic Equity)
--------------------------------------------------------------------------------
      Overall               4164         [STAR]  [STAR]  [STAR]  [STAR]
      3 year                4164         [STAR]  [STAR]  [STAR]  [STAR]
      5 year                2542         [STAR]  [STAR]  [STAR]  [STAR]  [STAR]
      10 year                824         [STAR]  [STAR]  [STAR]  [STAR]

--------------------------------------------------------------------------------
S&S LONG TERM INTEREST -- (Taxable Bond)
--------------------------------------------------------------------------------
      Overall               1769         [STAR]  [STAR]  [STAR]  [STAR]
      3 year                1769         [STAR]  [STAR]  [STAR]  [STAR]
      5 year                1309         [STAR]  [STAR]  [STAR]  [STAR]
      10 year                398         [STAR]  [STAR]  [STAR]  [STAR]
--------------------------------------------------------------------------------

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
DATA PROTECTION AND PRIVACY STATEMENT
In order to provide you with additional S&SP and general investment education and to offer certain financial products and services to help you reach your investment goals, information related to your participation in the S&SP may be provided exclusively to certain GE financial services businesses. If you do not want information relating to your participation in the S&SP to be used in this manner, please send a letter or e-mail including your name, social security number and the subject line "Data Protection and Privacy" to: Opt-Out, 3003 Summer Street, P.O. Box 7900, Stamford, CT 06904-7900 or ams.optout@gecapital.com.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
DEAR SHAREHOLDER,

Just one year ago we were celebrating the new millennium, with another record year of returns in excess of 20% for the U.S. equity markets and the S&P 500 Index in particular. However, the U.S. equity markets have yet again proven the maxim that, "Trees do not grow to the sky," by posting negative returns for the one-year period ended December 31, 2000. In addition, the global equity markets were down significantly and the U.S. bond market's double-digit returns enabled it to outperform all equity market indices for the first time since 1993. What a difference a year makes!

                          GLOBAL MARKET REVIEW FOR 2000
                          THE U.S. FIXED INCOME MARKETS

The U.S. fixed income markets rebounded nicely from a negative return in 1999, posting a total return in 2000 of 11.63% as measured by the Lehman Brothers Aggregate Bond Index. Although absolute returns were strong, it was by no means an easy year for active portfolio managers to perform well against their benchmarks as sector returns diverged greatly and market volatility was high.

Economic strength from 1999 carried over into the first half of 2000. After posting a 4.2% growth rate in 1999, U.S. real Gross Domestic Product ("GDP") grew 5.2% in the first six months of 2000. Consumer spending was running at a torrid pace supported by record levels of consumer confidence and bolstered by huge gains in the equity markets and low levels of unemployment. Corporate profits were strong, increasing capital investment, the other main driver of economic growth. With strong economic growth, high levels of worker productivity kept inflation at both the producer and consumer levels moderate. Against this fundamental backdrop, the Federal Reserve stayed vigilant against inflationary fears, continuing tighter monetary policy through May, raising the Federal Funds rate to a nine year high of 6.50% (175 basis point increase from June 1999).

Bond investors, reacting to this fundamental environment, were also dealing with the market impact of an increasing budget surplus. The result was an inversion of the yield curve where short rates surpassed long rates. In early 2001, the Federal Reserve moved ahead of market expectations of an easing at the meeting of the Federal Open Market Committee on Jan 30-31, and lowered their target on the Federal Funds rate 50 basis points to 6.00%. We believe that further easing is priced into the market and that this Federal Reserve move is not the last. Our baseline economic outlook has been for below trend growth without a recession. Continued easing of monetary policy by the Federal Reserve seems to point to an intended soft landing scenario.

                            THE U.S. EQUITY MARKETS

In 2000, most U.S equity market averages had their worst calendar-year performance in decades during 2000 with the S&P 500 Index in particular posting a return of negative 9.17%, the weakest since 1974. The NASDAQ Composite had its worst single calendar-year loss since its inception thirty years ago with a decline of more than 39%. The year 2000 began well for the markets up until February with investors elated the world did not melt down due to the Y2K bug. However, the Internet bubble was pricked amid rising interest rates and the first technology correction ensued in the

[PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------
March/April timeframe. The second technology correction took place starting in September with several technology companies announcing disappointing earnings results and the reality that the technology-spending boom of the past couple of years would be slowing sharply given the dramatic slowdown in the economy.

The year was characterized by extreme volatility in the U.S. equity markets and a flight to safe-haven industries and stocks amid declining corporate earnings, a credit crunch, and a moderating economy. The Dow Jones Industrial Average
(DJIA) and the NASDAQ averaged intraday price volatility (i.e., the change in price from the open to the close of the markets) greater than the intraday price volatility produced back in 1932. However, on a positive note, the breadth in the market improved with the unweighted average stock in the S&P 500 Index up 12% during 2000. Interestingly, 76% of the 121 groups of the S&P 500 Index outperformed the Index's decline of 9.2% and nearly 70% of the groups finished the year on a positive note. The improved market breadth also helped the small and mid-cap indices stage a rally and the value indices outperformed the growth indices thereby creating a very different picture in the markets than the recent past where leadership was concentrated in a handful of stocks.

Performance for active equity managers for the year was driven by portfolio construction around sectors and industries. The second half reflected investors' preferences for safe-haven/defensive areas such as healthcare, energy, and utilities. In a reversal of fortune, eight of the top-10 performing S&P 500 Index industry groups of 2000 had provided negative returns in 1999. On average, the top-10 groups gained 84% in 2000 after declining almost 30% in 1999. We anticipate continued group rotation given the muted outlook for corporate earnings over the short term.

                        THE INTERNATIONAL EQUITY MARKETS

Most international equity markets were also down double-digits in 2000 following double-digit gains in 1999. Only three markets, Switzerland, Canada, and Denmark posted positive returns for the year. The New Zealand and Japan markets posted the worst declines over the period with losses of 34% and 28% respectively. Several economies appeared to be overheating, thus increasing the potential for a rise in inflation. Investors took the hint and sold stocks aggressively, especially those related to the over-priced technology, media, and telecommunications ("TMT") sectors.

International economies have slowed considerably as interest rates have risen and some commentators are forecasting a recession in the U.S. This would affect international economies that are highly dependent on exporting goods and services to the U.S., such as Latin America and Asia. Europe's dependence on the U.S. economy has declined but it is still influenced by a slowdown in the U.S. economy. As a result, downward revisions of economic forecasts for European countries have been less severe than in the U.S. While the prospects of a global slowdown are taking shape, the European markets look better positioned than the Japanese market, for example.

After its steady decline from inception in January 1999, the Euro finally showed some strength in the fourth quarter of 2000. Having started at around a 17% premium to the dollar at inception, it lost value during 1999 and through 2000, falling to a low of 0.82 Euros per U.S. dollar, a devaluation of some 30%. The fourth quarter saw a rebound from this low level, with the Euro closing the year at 0.93 Euros per dollar and it has continued to strengthen early in 2001. The yen, however, was weak in the fourth quarter having been one of the stronger currencies since mid-1999. In the fourth quarter, the yen fell 5.4% against the U.S. dollar. The strength and decline of the dollar will continue to highlight relative value opportunities around the world.

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                             PERFORMANCE HIGHTLIGHTS

Our GE S&S Program Funds did well in 2000 despite difficult conditions across most markets. GE S&S Program Mutual Fund out-performed its equity benchmark by more than 9% for the year. The Fund ranked competitively against its peer group over the one-year period ended December 31, 2000, and remains in the top 15% and top 10% among its peers for the three and five year periods ending December 31, 2000 respectively. GE S&S Long Term Interest Fund posted a double-digit return of 11.09% for the period, posting a competitive ranking among its peer group.

Please take a moment to read our Annual Report for the calendar year 2000. In it you will find financial information on the S&S Program Funds, including fund performance, peer group performance, and holdings. Your Portfolio Managers have prepared a commentary to answer questions you might have on each individual fund. Several of our funds again received favorable ratings from Morningstar, an independent fund-ranking company that analyzes risk-adjusted performance and our top-rated funds are presented on the inside front cover.

                         GLOBAL MARKET OVERVIEW FOR 2001

The outlook for 2001 is moderately positive given the correction experienced in 2000. However, investors need to be patient and cautious, as the next couple of quarters will reveal the answer to a soft or hard landing. The Federal Reserve Board telegraphed a monetary policy bias change from "tightening" to "neutral" in early December, and then an earlier than expected interest rate decrease in both the Federal Funds and the discount rate here in early January. The signal from the Fed to the investment community seems clear-they are intent on engineering a soft landing for the economy and not a recession as some strategists are predicting. However, the real questions at hand are: (1) Did the Fed tighten too much, too fast?; (2) Can additional liquidity through interest rate cuts stimulate corporate earnings?; and (3) Will fiscal policy in the form of tax cuts along with rate cuts help buoy consumer confidence enough to stimulate spending in time to avoid a recession? In addition, corporate earnings have deteriorated dramatically off levels estimated in the third quarter and it remains to be seen if those estimates will turn negative in the first half of the year, or whether the economy will fall into a recession. We believe the outlook is constructive for the equity markets in 2001 however performance may come in the second half of the year with the first half characterized by continued volatility.

We believe that superior stock selection, day-in and day-out, will be key in delivering above average returns across all markets. Security selection across the fixed income market, and the U.S. and international equity markets will continue to be our focus. As a long-term investor, we are committed to finding compelling values for our clients across all asset classes.

Sincerely,






/S/SIGNATURE





John Myers
President and Chief Executive Officer

GE ASSET MANAGEMENT

JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                      GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------


Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE ASSET MANAGEMENT WITH TOTAL ASSETS OF OVER $56 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE S&S PROGRAM MUTUAL FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS AND MANAGEMENT.


Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED WITH ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Fund returned 0.06% for the one-year period ended December 31, 2000, out-performing the S&P 500 Index return of negative 9.17% by 9.23%. For the same period, the Fund's Lipper peer group of 389 Large Cap Value annuity funds returned an average of 1.32%. Thus the Fund was slightly below the peer average for one year but ranks in the top 15% and the top 10% among its peers for the three and five year periods respectively.


Q. WHY DID THE FUND OUT PERFORM ITS BENCHMARK?

A. In last year's report I commented on the narrow leadership in the market by a small group of "high-expectation" technology stocks with excessive valuations, most of which we did not own in the portfolio. I said we expected this valuation discrepancy to correct itself and that is what happened to a large extent in 2000. We were well under-weighted in the technology sector which was down 39% last year. In addition, our valuation discipline led us to own the better performing technology stocks within this sector. While we did have good results in the other sectors, technology was the biggest single reason for the Fund's significant out-performance of the S&P 500 Index in 2000.

Q. HOW HAS THE RECENT VOLATILITY AND SECTOR ROTATION IN THE MARKET IMPACTED THE FUND?

A. Our stock selection process revolves around bottom-up, fundamental analysis with a long-term investment horizon. Our turnover is relatively low, generally 30% to 50%, which means we are looking out three to four years when we make the decision to buy a particular stock. We are most definitely not momentum investors or aggressive sector rotators. We did not change our approach during the recent period of high volatility in the market and, if anything, this environment provided us with some opportunities to buy attractive companies that had formerly been overvalued in our view.

Q.  WHICH STOCKS/SECTORS PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Our sector weightings versus the S&P 500 Index reflect a fallout from the stock selection process rather than a top-down, macro sector decision. Nonetheless, these sector over/under-weights helped performance in 2000. In addition to the significant underweight in technology, described above, we were also under-weighted in utilities (principally telecommunications) and basic materials, both of which performed poorly over the entire year. We were over-weighted in consumer staples (particularly drugs), energy and financials, all of which did substantially better than the overall market. Our five best performing stocks in 2000 included Merck and Cardinal Health (Drugs), Schlumberger and Nabors Industries Inc. (Energy), and Fidelity National (Financial). We were also helped considerably by not owning Lucent, AT&T and Yahoo! as they did very poorly last year. Major under-performers that we did own included NTL Inc., Applied Materials, and Interpublic Group, all of which were from the technology and consumer cyclicals sectors. We still own these stocks and believe they represent good long- term value despite last year's pull backs.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. The principal question with respect to the equity market in 2001 is how bad will the economy and corporate profits be? There is no question that the economy is weakening as we enter the new year but the depth and duration of this weakness will have a lot to do with how the U.S. markets perform. With the Federal Reserve in an easing mode, and valuations more attractive than a year ago, the market should recover unless the economy and earnings turn out to be worse than expected. In any case, we will continue with our fundamental approach with a strong valuation discipline, and believe that the broadly diversified portfolio that results from this process will be well positioned for good relative performance in 2001.
                         [PHOTO OF GENE BOLTON OMITTED]

                                                      GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                  GE S&S PROGRAM MUTUAL FUND          S&P 500 INDEX
'90                     $10,000.00                     $10,000.00
'91                      12,921.34                      13,055.74
'92                      13,972.50                      14,063.80
'93                      15,574.95                      15,472.10
'94                      15,300.64                      15,673.58
'95                      20,926.18                      21,550.33
'96                      25,750.06                      26,531.19
'97                      34,266.79                      35,363.35
'98                      42,414.67                      45,513.65
'99                      50,787.02                      55,100.93
'00                      50,818.90                      50,049.60

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund        0.06%    19.42%   17.65%


S&P 500 Index        (9.17%)   18.36%   17.47%




--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S. companies. The Fund may also invest to a lesser extent in foreign securities and debt securities.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00
                           LARGE CAP VALUE PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ............  215      16      11

   Number of Funds in peer group: ........  389     174      60

   Peer group average annual total return:.1.32%   15.56%  15.65%

   Lipper categories in peer group: ......  LARGE CAP VALUE

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


              TOP TEN LARGEST HOLDINGS
              AS OF DECEMBER 31, 2000
               AS A % OF MARKET VALUE
----------------------------------------------
Citigroup Inc.                           4.71%
----------------------------------------------
Merck & Co. Inc.                         3.38%
----------------------------------------------
Exxon Mobil Corp.                        2.61%
----------------------------------------------
First Data Corp.                         2.45%
----------------------------------------------
Pfizer Inc.                              2.23%
----------------------------------------------
Fannie Mae                               2.23%
----------------------------------------------
Cardinal Health Inc.                     2.22%
----------------------------------------------
Microsoft Corp.                          2.12%
----------------------------------------------
SBC Communications Inc.                  2.02%
----------------------------------------------
United Technologies Corp.                1.89%
----------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $4,505,707

[PIE CHART OMITTED]

CONSUMER 33.0%
FINANCIAL 19.2%
TECHNOLOGY 15.7%
CAPITAL GOODS 8.7%
ENERGY 8.4%
UTILITIES 7.4%
SHORT TERM 3.9%
BASIC MATERIALS 1.9%
TRANSPORTATION 1.8%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 1.9%

Barrick Gold Corp. ............   747,978   $   12,252
Bowater Inc. ..................   217,593       12,267
Du Pont de Nemours
   (E.I.) & Co. ...............   237,993       11,498
International Paper Co. .......   210,794        8,603
Newmont Mining Corp. ..........   917,973       15,663
Rayonier Inc. .................   227,793        9,069
The Dow Chemical Co. ..........   217,594        7,970
Weyerhaeuser Co. ..............   161,268        8,184
                                                85,506

CAPITAL GOODS -- 8.7%

Boeing Co. ....................   353,590       23,337
Deere & Co. ...................   258,392       11,838
Dover Corp. ................... 1,854,987       75,243
Eaton Corp. ...................   210,794       15,849
Emerson Electric Co. ..........   705,139       55,574
General Dynamics Corp. ........   169,995       13,260
Hubbell Inc. (Class B) ........   224,394        5,946
Martin Marietta Materials Inc..   285,592       12,080
Minnesota Mining &
   Manufacturing Co. ..........    74,798        9,013
Molex Inc. (Class A) .......... 1,213,852       30,877
Parker-Hannifin Corp. .........   258,393       11,402
Textron Inc. ..................   911,853       42,401
United Technologies Corp. ..... 1,083,208       85,167
                                               391,987

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

CONSUMER - CYCLICAL -- 12.1%

Adelphia Communications
   Corp. (Class A) ............    57,798   $    2,984(a)
AT&T Corp. - Liberty Media
   Group (Class A) ............ 3,270,830       44,361(a)
Carnival Corp. ................   394,390       12,152
Catalina Marketing Corp. ......   744,578       28,992(a)
Comcast Corp. (Class A) ....... 1,145,766       47,836(a)
Costco Wholesale Corp. ........   101,997        4,073(a)
CVS Corp. .....................   581,383       34,847
Gannett Co. Inc. ..............   564,383       35,591
Home Depot Inc. ...............   856,775       39,144
Interpublic Group Cos. Inc. ... 1,104,968       47,030
Knight-Ridder Inc. ............   224,393       12,762
Lowes Cos. Inc. ...............   779,401       34,683
McDonald's Corp. .............. 1,155,733       39,295
NTL Inc. ......................   802,422       19,208(a)
Target Corp. .................. 1,499,356       48,354
The Walt Disney Co. ........... 1,602,034       46,359
Wal-Mart Stores Inc. ..........   870,374       46,239
                                               543,910

CONSUMER - STABLE -- 20.9%

Abbott Laboratories ...........   826,176       40,018
American Home Products Corp. ..   224,393       14,260
Amgen Inc. ....................   217,594       13,912(a)
Anheuser Busch Cos. Inc. ......   278,792       12,685
Apogent Technologies Inc. .....   550,784       11,291(a)
Applera Corp. - Applied
   Biosystems Group ...........   105,397        9,914
Avon Products Inc. ............   115,597        5,534
Bristol-Myers Squibb Co. ......   887,374       65,610
Cardinal Health Inc. .......... 1,004,968      100,120
Coca-Cola Enterprises Inc. ....   390,989        7,429
Colgate-Palmolive Co. .........    87,037        5,618
Dentsply International Inc. ...   190,394        7,449
Eli Lilly & Co. ...............   476,070       44,304
Energizer Holdings Inc. .......   108,797        2,326(a)
General Mills Inc. ............   530,385       23,635
Gillette Co. ..................   629,087       22,726
Heinz (H.J.) Co. ..............   203,994        9,677
Henry Schein Inc. .............    91,711        3,176(a)
Johnson & Johnson .............   794,460       83,468
Lincare Holdings Inc. .........   414,788       23,669(a)
Medtronic Inc. ................   101,997        6,158
Merck & Co. Inc. .............. 1,628,679      152,485

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

          GE S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Pepsico Inc. ..................   951,972   $   47,182
Pfizer Inc. ................... 2,185,349      100,526
Pharmacia Corp. ...............   292,391       17,836
Philip Morris Cos. Inc. .......   273,352       12,027
Procter & Gamble Co. ..........   407,988       32,002
Ralston Purina Group ..........   734,378       19,186
Schering Plough Corp. .........   703,780       39,940
Sybron Dental Specialties Inc.    183,594        3,098(a)
Watson Pharmaceuticals Inc. ...   112,430        5,755(a)
                                               943,016

ENERGY -- 8.4%

Anadarko Petroleum Corp. ......   244,793       17,400
Baker Hughes Inc. .............   360,390       14,979
BP Amoco PLC ADR ..............   237,993       11,394
Burlington Resources Inc. .....   457,899       23,124
Chevron Corp. .................   149,596       12,631
Conoco Inc. (Class B) .........   713,979       20,661
Exxon Mobil Corp. ............. 1,350,234      117,386
Halliburton Co. ...............   380,789       13,803
Nabors Industries Inc. ........   557,584       32,981(a)
Royal Dutch Petroleum
   Co. ADR ....................   411,387       24,915
Schlumberger Ltd. .............   749,542       59,916
Texaco Inc. ...................    61,198        3,802
Unocal Corp. ..................   407,988       15,784
USX-Marathon Group ............   292,391        8,114
                                               376,890

FINANCIAL -- 19.2%

AFLAC Inc. ....................    81,598        5,890
American Express Co. ..........   594,983       32,687
American International
   Group Inc. .................   686,269       67,640
Bank One Corp. ................   237,993        8,717
Berkshire Hathaway Inc.
   (Class B) ..................     5,355       12,606(a)
Chubb Corp. ...................   155,769       13,474
Citigroup Inc. ................ 4,158,774      212,358
Countrywide Credit
   Industries Inc. ............   101,997        5,125
Fannie Mae .................... 1,158,006      100,457
Fidelity National Financial Inc.  275,392       10,172
FleetBoston Financial Corp. ...   866,975       32,566
Freddie Mac ...................   101,997        7,025
Goldman Sachs Group Inc. ......   142,796       15,270



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Hartford Financial Services
   Group Inc. .................   373,989  $    26,413
J.P. Morgan & Co. Inc. ........   146,195       24,195
J.P. Morgan Chase & Co. .......   707,179       32,133
Lehman Brothers
   Holdings Inc. ..............   652,782       44,144
Loews Corp. ...................   105,397       10,915
Marsh & McLennan Cos. Inc. ....   182,235       21,322
Morgan Stanley, Dean
   Witter & Co. ...............   788,777       62,511
PNC Financial Services Group ..   581,383       42,477
St. Paul Cos. Inc. ............   265,192       14,403
State Street Corp. ............   146,196       18,159(e)
The Allstate Corp. ............   687,318       29,941
Torchmark Corp. ...............   227,794        8,756
U.S. Bancorp ..................   265,192        7,740
                                               867,096

TECHNOLOGY -- 15.7%

Adobe Systems Inc. ............    59,400        3,456
Analog Devices Inc. ...........   686,283       35,129(a)
AOL Time Warner Inc. ..........   153,100        5,328(a)
Applied Materials Inc. ........   550,678       21,029(a)
Automatic Data Processing Inc.    730,979       46,280
Cisco Systems Inc. ............   489,586       18,727(a)
Compaq Computer Corp. ......... 1,347,369       20,278
EMC Corp. .....................   681,978       45,352(a)
Equifax Inc. .................. 1,949,555       55,928
First Data Corp. .............. 2,094,338      110,345
Hewlett-Packard Co. ...........   507,289       16,011
Intel Corp. ................... 2,379,930       71,547
International Business
   Machines Corp. .............   407,988       34,679
Intuit Inc. ...................    20,400          805(a)
Microsoft Corp. ............... 2,199,133       95,387(a)
Nortel Networks Corp. .........   764,880       24,524
PeopleSoft Inc. ...............    90,900        3,380(a)
PerkinElmer Inc. ..............    56,694        5,953
Sun Microsystems Inc. .........   812,788       22,656(a)
Tellabs Inc. ..................   506,584       28,622(a)
Texas Instruments Inc. ........   860,578       40,770
                                               706,186

TRANSPORTATION -- 1.8%

AMR Corp. .....................   422,268       16,548(a)
Burlington Northern
   Santa Fe Corp. .............   775,072       21,944

-------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Canadian Pacific Ltd. .........   713,979   $   20,393
Continental Airlines Inc.
   (Class B) ..................   176,795        9,127(a)
Delta Air Lines Inc. ..........   271,992       13,651
                                                81,663

UTILITIES -- 7.4%

Calpine Corp. .................   234,741       10,578(a)
Dominion Resources Inc. .......    95,197        6,378
Duke Energy Corp. .............   356,990       30,433
Dynegy Inc. (Class A) .........   156,395        8,768
El Paso Energy Corp. ..........   441,987       31,657
Enron Corp. ...................   136,080       11,312
Global Crossing Ltd. ..........   731,296       10,467(a)
Mirant Corp. ..................    94,302        2,670(a)
Qwest Communications
   International Inc. .........   839,776       34,431(a)
SBC Communications Inc. ....... 1,910,761       91,239
Southern Co. ..................   349,955       11,636
Verizon Communications ........   809,176       40,560
Vodafone Group PLC ADR ........   788,841       28,250
Xcel Energy Inc. ..............   475,986       13,833
                                               332,212
INVESTMENTS IN SECURITIES
   (COST $3,416,173) ..........              4,328,466


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.9%

State Street Bank and Trust Co.
   5.85%    01/02/01
   (dated 12/29/00, proceeds
   $177,355, collateralized by
   $180,796, U.S. Treasury Bond,
   6.625%, 02/15/27)
   (COST $177,241) ............  $177,241$     177,241
OTHER ASSETS AND LIABILITIES,
   NET 0.0% ...................                 (1,038)
                                            ----------

NET ASSETS -- 100% ............             $4,504,669
                                            ==========


-------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                         GE S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------
Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. ASSETS UNDER MANAGEMENT EXCEED $31 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORFOLIO MANAGEMENT OF THE GE S&S LONG TERM INTEREST FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE S&S LONG TERM INTEREST FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The S&S Long Term Interest Fund posted a return of 11.09% for the one-year period ended December 31, 2000, while the Lehman Brothers Aggregate Bond Index returned 11.63% for the same period. The Lipper peer group, consisting of 135 Intermediate U.S. Government Bond funds, returned 10.76% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000.

A. The U.S. fixed income market rebounded nicely from a negative return in 1999, posting a total return in 2000 of 11.63% as measured by the Lehman Brothers Aggregate Bond Index. Bond investors have not enjoyed double digit market returns since 1995 nor outperformed the equity returns (measured by the S&P 500 Index) since 1993. Although absolute returns were strong, it was by no means an easy year for active portfolio managers to perform well against their benchmarks as sector returns diverged greatly and market volatility was high.

Economic strength from 1999 carried over into the first half of 2000. After posting a 4.2% growth rate in 1999, U.S. real Gross Domestic Product ("GDP") as of December 31, 2000 grew 5.2% in the first six months of 2000. Consumer spending was running at a torrid pace supported by record levels of consumer confidence, and bolstered by huge gains in the equity market and low levels of unemployment. Corporate profits were strong, increasing capital investment, the other main driver of economic growth. With strong growth, high levels of worker productivity kept inflation at both the producer and consumer levels moderate. Against this fundamental backdrop, the Federal Reserve stayed vigilant against inflationary fears, continuing tighter monetary policy through May, raising the Federal Funds rate to a nine year high of 6.50% (175 basis point increase from June 1999). Bond investors, reacting to this fundamental environment, were also dealing with the market impact of an increasing budget surplus. The result was an inversion of the yield curve where short rates surpassed long rates.

The fundamental outlook changed dramatically in the second half. The effect of Fed tightening manifested itself through signs of slower growth (estimated third quarter GDP of 2.2%). Although the Federal Reserve remained on hold with a tightening bias until December (at which time, they reversed to an easing bias), liquidity concerns and market expectations of Fed easing in 2001 drove investors to the safety of U.S. Treasuries, particularly those with short to intermediate maturities. By year's end, the two-year yield dropped 182 basis points from its highs to end at 5.09%. The yield on the 30-year bond declined another 66 basis points from mid-May, ending at 5.46%.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The underweighting in U.S. Treasury securities relative to the benchmark was the primary source of underperformance versus the market, as Treasuries outperformed corporate and mortgage-backed securities on a duration-adjusted basis. An overweight position in asset backed securities contributed positively to relative return.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

Although interest rates are significantly below their levels one year ago, we believe bonds are attractive at current valuations. Our baseline economic outlook for a below trend growth and the current Federal Reserve posture towards lowering short-term rates should favor bonds. The widening in yield spreads of non-Treasury securities over the last year presents opportunities to add value in the Fund away from the Treasury sector. If accommodative monetary policy succeeds in averting an economic recession, credit spreads should contract, benefiting corporate bond performance. We continue to favor quality and liquidity within the Fund.



[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                  GE S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

          GE S&S LONG TERM INTEREST FUND          LB AGGREGATE
'90                 $10,000.00                     $10,000.00
'91                  11,602.81                      11,600.05
'92                  12,405.35                      12,458.76
'93                  13,621.64                      13,673.31
'94                  13,280.90                      13,274.40
'95                  15,715.99                      15,726.39
'96                  16,380.29                      16,294.83
'97                  17,941.40                      17,872.86
'98                  19,465.35                      19,423.12
'99                  19,285.63                      19,261.83
'00                  21,424.14                      21,502.15

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------

GE S&S Long Term
  Interest Fund     11.09%      6.39%    7.92%


LB Aggregate        11.63%      6.46%    7.96%



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities, such as U.S. Government securities, mortgage-backed securities, asset-backed securities, corporate bonds, and money market instruments. The Fund may also invest to a lesser extent in high yield securities and foreign securities.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/00
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ............   54       7       3

   Number of Funds in peer group: ........  135      90      27

   Peer group average annual total return: 10.76%   5.55%    6.74%

   Lipper categories in peer group: ......INTERMEDIATE U.S.
                                          GOVERNMENT, INTERMEDIATE
                                          U.S. TREASURY


   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

     QUALITY RATINGS AS OF DECEMBER 31, 2000
------------------------------------------------

                                   PERCENT OF
MOODY'S RATINGS +                 MARKET VALUE
-----------------------------------------------
Aaa                                     80.38%
-----------------------------------------------
Aa                                       3.32%
-----------------------------------------------
A                                        9.87%
-----------------------------------------------
Baa                                      5.60%
-----------------------------------------------
Ba                                       0.46%
-----------------------------------------------
Other                                    0.37%
-----------------------------------------------
+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED
STATISTICAL RATING ORGANIZATION.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                         GE S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $2,603,124

[PIE CHART OMITTED]

ASSET BACKED 39.6%
CORPORATE NOTES 20.3%
U.S. TREASURIES 16.6%
SHORT TERM 15.8%
FEDERAL AGENCIES 7.7%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 18.4%
U.S. Treasury Bonds
8.125%     08/15/19 ............ $122,920     $158,894(h)
6.125%     08/15/29 ............   28,145       30,612(j)
6.25%      05/15/30 ............   20,750       23,149(j)
                                               212,655
U.S. Treasury Notes
6.75%      05/15/05 ............    5,170        5,508(j)
5.75%      11/15/05 ............  116,905      120,723(j)
3.875%     01/15/09 ............   68,143       68,696(h)
5.75%      08/15/10 ............   24,000       25,151(j)
                                               220,078
TOTAL U.S. TREASURIES
   (COST $420,230) .............               432,733

FEDERAL AGENCIES -- 8.5%

Federal Home Loan Mortgage Corp.
7.375%     05/15/03 ............    1,055        1,096
6.22%      03/18/08 ............   20,400       19,982
                                                21,078
Federal National Mortgage Assoc.
5.125%     02/13/04 ............   19,250       18,961
5.78%      05/05/04 ............   15,110       14,978
7.00%      07/15/05 ............   24,540       25,756(j)
6.99%      07/09/07 ............   14,870       14,944
5.64%      12/10/08 ............   13,365       13,130
6.04%      02/25/09 ............   21,270       20,788
7.25%      01/15/10 ............   35,640       38,703
7.125%     01/15/30 ............   27,560       30,850
                                               178,110

--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
TOTAL FEDERAL AGENCIES
   (COST $196,656) .............              $199,188

AGENCY MORTGAGE BACKED -- 25.2%

Federal Home Loan Mortgage Corp.
7.50%      11/01/09 ............ $  2,224        2,278
7.50%      06/01/10 ............   12,122       12,418
7.50%      09/01/12 ............    6,503        6,650
9.00%      05/01/16 - 11/01/16      2,391        2,472
6.50%      07/01/29 - 09/01/29     20,168       19,904
6.00%      03/01/29 - 10/01/29     77,694       75,265
7.00%      02/01/30 ............      922          924
6.00%      03/01/30 ............      374          362
8.00%      06/01/30 - 09/01/30        551          566
7.50%      09/01/30 - 11/01/30      8,531        8,662
6.00%      TBA .................   22,645       21,937(c)
                                               151,438
Federal National Mortgage Assoc.
4.428%     09/25/08 ............    2,000        1,807
9.00%      02/01/09 - 06/01/09      6,713        7,095
7.50%      12/01/09 ............    7,167        7,337
9.00%      05/01/10 ............       13           13
7.00%      08/01/13 ............    2,750        2,787
9.00%      09/01/13 ............      369          379
5.50%      11/01/13 ............    5,680        5,529
7.50%      02/01/14 ............      212          217
6.00%      01/01/14 - 11/01/14      4,278        4,225
5.50%      02/01/14 - 08/01/14     41,749       40,592
9.00%      01/01/14 - 08/01/14      2,920        3,042
6.50%      01/01/14 - 12/01/14      5,601        5,599
8.00%      11/01/14 ............      851          876
7.50%      05/01/15 ............    9,653        9,858
6.00%      01/01/15 - 07/01/15      4,904        4,841
5.50%      08/01/15 ............    4,545        4,419
6.50%      01/01/15 - 12/01/15      1,478        1,477
8.00%      03/01/15 - 07/01/15      1,006        1,037
9.00%      05/01/15 - 12/01/15         89           92
9.00%      04/01/16 - 10/01/16      3,648        3,768
9.00%      01/01/17 - 12/01/17      5,096        5,308
9.00%      03/01/18 - 05/01/18        168          176
9.00%      02/01/19 - 09/01/19      1,798        1,884
9.00%      02/01/21 - 06/01/21        112          116
9.00%      03/01/22 - 12/01/22      6,032        6,361
7.00%      08/01/27 - 09/01/27     10,697       10,727
6.50%      01/01/29 - 12/01/29     52,648       52,180
7.00%      12/01/29 ............    6,079        1,326(g)
6.50%      01/01/30 - 10/01/30     10,478       10,333

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

7.00%      01/01/30 - 02/01/301 $   5,092     $  5,101
8.50%      04/01/30 - 09/01/30     29,098       29,980
7.50%      05/01/30 ............       56           57
5.50%      TBA .................    7,725        7,510 (c)
6.00%      TBA .................   39,139       37,892 (c)
7.00%      TBA .................   19,787       19,997 (c)
                                               293,938
Government National Mortgage Assoc.
7.00%      03/15/12 ............   19,652       20,076
9.00%      11/15/16 ............    6,582        6,944
8.50%      10/15/17 ............    7,264        7,561
9.00%      01/15/17 - 11/15/17      8,084        8,528
9.00%      04/15/18 - 11/15/18      1,206        1,270
9.00%      07/15/19 - 12/15/19      2,253        2,374
7.375%     05/20/21 ............       11           11
7.125%     11/20/21 ............       10           11
9.00%      12/15/21 ............    1,029        1,083
7.50%      02/15/22 - 11/15/22      5,337        5,446
7.75%      08/20/23 - 09/20/23        197          198
7.50%      11/15/23 ............      788          804
7.375%     01/20/24 - 04/20/24        278          279
6.50%      01/15/24 - 12/15/24     17,067       16,952
7.75%      09/20/24 ............      103          104
7.125%     10/20/24 - 11/20/24         87           87
7.125%     10/20/25 ............      141          142
7.00%      03/15/26 - 05/15/26      1,635        1,643
7.00%      01/15/27 - 12/15/27      6,831        6,864
6.50%      08/15/27 - 11/15/27        120          119
7.50%      12/15/27 ............      521          530
6.50%      03/15/28 - 05/15/28     25,282       24,996
7.00%      01/15/28 - 04/15/28     11,642       11,695
7.50%      01/15/28 - 10/15/28     23,781       24,224
8.00%      12/15/28 ............      693          711
8.00%      10/15/29 - 12/15/29      2,493        2,558
                                               145,210
TOTAL AGENCY MORTGAGE BACKED
   (COST $584,026) .............               590,586

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.5%

Collateralized Mortgage Obligation Trust
8.50%      09/01/15 ............      987          912(d,f)
4.74%      11/01/18 ............    2,777        2,146(d,f)
                                                 3,058
Federal Home Loan Mortgage Corp.
8.00%        04/15/20 ..........     2,743       2,830
5.985%       02/15/22 ..........     2,465       2,404
2.85%        10/15/23 ..........     2,604       1,953(d,f)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
7.045%       02/15/24 ..........   $  2,012  $   1,937
7.50%        07/15/27 ..........      1,198        261(g)
7.00%        01/15/28 ..........      1,505        517(g)
4.878%       02/15/28 ..........      1,573      1,249
6.00%        01/01/29 - 07/01/29      6,438      6,237
4.50%        04/01/29 ..........      5,558      4,030(d,f)
4.92%        06/01/29 ..........     24,358     17,157(d,f)
7.50%        06/15/29 - 07/15/29     10,149      2,090(g)
2.358%       09/15/29 ..........      4,438      3,346
6.00%        01/01/30 ..........      1,375      1,332
4.268%       03/15/30 ..........      6,591      5,474
                                                50,817
Federal Home Loan Mortgage
   Corp. STRIPS
8.00%        02/01/23 ..........      1,773        376(g)
8.00%        07/01/24 ..........      1,866        406(g)
4.94%        08/01/27 ..........      4,231      3,435(d,f)
4.86%        04/01/28 ..........      1,867      1,338(d,f)
                                                 5,555
Federal National Mortgage Assoc.
7.00%        08/01/27 ..........      6,302      6,320
5.23%        10/25/29 ..........      3,567      2,465(d,f)
4.817%       11/25/29 ..........      1,560      1,485
                                                10,270
Federal National Mortgage
   Assoc. REMIC
1,080.912%   03/25/22 ..........          7        182(g)
1,008.00%    05/25/22 ..........          5        132(g)
5.02%        12/25/22 ..........      2,441      1,949(d,f)
3.431%       12/18/29 ..........      2,112      1,640
                                                 3,903
Federal National Mortgage
   Assoc. STRIPS
8.50%        03/01/17 - 04/01/17      3,431        667(g)
8.50%        01/01/18 ..........        398         77(g)
9.00%        05/25/22 ..........      2,500        590(g)
8.50%        07/25/22 ..........      4,671      1,087(g)
8.00%        02/01/23 - 08/01/23     23,565      5,170(g)
7.50%        11/01/23 ..........      4,025        955(g)
8.00%        07/01/24 ..........      6,689      1,393(g)
7.50%        04/01/27 - 07/01/27     43,285      9,704(g)
4.36%        05/01/28 ..........     12,546      9,284(d,f)
8.00%        11/01/29 ..........      7,962      1,501(g)
5.38%        05/01/30 ..........      2,507      2,102(d,f)
                                                32,530

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $106,861) .............               106,133

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 10.0%

Advanta Business Card Master Trust
6.856%     01/20/06 ............ $  7,000  $     7,016
6.856%     01/20/06 ............   10,000       10,022(l)
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ............    1,724        1,717
American Express Credit
   Account Master Trust
6.91%      03/15/05 ............    3,375        3,383(i)
American Express Master Trust
6.86%      08/15/04 ............   39,318       39,379
Americredit Automobile
   Receivables Trust
6.83%      09/05/07 ............    5,000        5,000
Arran Master Trust
6.72%      03/15/05 ............    4,000        4,000(l)
Chevy Chase Master
   Credit Card Trust
6.86%      10/16/06 ............    4,750        4,759
Compucredit Credit
   Card Master Trust
6.93%      03/15/07 ............    2,500        2,499(b,l)
Discover Card Master Trust I
6.80%      08/18/03 ............    8,260        8,260
6.82%      09/15/04 ............    5,650        5,654(i)
6.89%      03/15/05 ............    8,000        8,015(l)
First Chicago Master Trust II
6.95%      12/15/03 ............    3,000        3,007
6.835%     08/15/04 ............    6,000        5,998
6.825%     11/15/04 ............    1,000          999
First North American
   National Bank
7.11%      02/15/05 ............    4,000        4,007
First USA Credit Card
   Master Trust
6.99%      10/15/04 ............    1,000        1,002
6.868%     07/10/06 ............   12,000       12,015
Ford Credit Auto Owner Trust
6.65%      10/15/03 ............    1,000        1,002
Green Tree Financial Corp.
   Series 1993-1
6.90%      04/15/18 ............    2,165        2,173
6.97%      04/01/31 ............    3,387        3,427
Holmes Financing PLC
6.938%     07/15/05 ............    5,000        4,999(l)
MBNA Master Credit Card Trust
6.94%      04/15/05 ............   11,307       11,339(i)
6.79%      11/15/05 ............    4,000        4,000(l)
6.86%      02/15/06 ............    5,000        5,008


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Metris Master Trust
6.896%     01/22/07 ............$   9,000  $     9,000(l)
6.88%      09/12/09 ............    7,000        7,000
Mid State Trust
7.54%      07/01/35 ............    2,009        1,932
National City Credit Card
   Master Trust
6.86%      08/15/07 ............    5,000        5,000(l)
Providian Gateway Master Trust
6.93%      03/15/07 ............   11,750       11,750
Providian Master Trust
6.74%      08/15/07 ............    4,000        3,994
6.88%      04/15/09 ............   11,000       10,991(l)
Saks Credit Card Master Trust
6.93%      12/15/05 ............    2,000        2,003
Sovereign Dealer Floor
   Plan Master LLC
6.868%     10/15/07 ............   10,000        9,997
Superior Wholesale Inventory
   Financing Trust
6.928%     04/15/07 ............    9,800        9,797(l)
West Penn Funding LLC
6.81%      09/25/08 ............    2,475        2,531
Yorkshire Power Pass-
   Through Asset Trust
8.25%      02/15/05 ............    3,015        3,232(b)
TOTAL ASSET BACKED
   (COST $235,652) .............               235,907

CORPORATE NOTES -- 22.5%
Abbey National Capital Trust I
8.963%     12/29/49 ............    4,440        4,581(i)
Abbey National PLC
6.70%      06/29/49 ............    4,860        4,406(i)
7.35%      10/29/49 ............    3,088        3,018(i)
AES Drax Holdings Ltd.
10.41%     12/31/20 ............    1,760        1,879(b)
Aetna Services Inc.
6.97%      08/15/36 ............    3,695        3,751
AFLAC Inc.
6.50%      04/15/09 ............    1,310        1,272
Ahold Finance USA Inc.
6.25%      05/01/09 ............    1,785        1,668
8.25%      07/15/10 ............    2,520        2,680
AIG SunAmerica GBL Fin II
7.60%      06/15/05 ............    3,830        4,056(b)
Allstate Corp.
7.20%      12/01/09 ............    1,350        1,393

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Amerada Hess Corp.
7.875%     10/01/29 ............$   1,850    $   1,940
American Airlines Inc.
9.71%      01/02/07 ............    3,803        4,104
6.855%     04/15/09 ............    2,613        2,655
10.18%     01/02/13 ............    1,475        1,589
Arvin Industries Inc.
7.125%     03/15/09 ............    2,105        1,403
Associates Corp. of
   North America
6.375%     10/15/02 ............    3,200        3,213
5.75%      11/01/03 ............    2,740        2,706
AT&T Corp.
6.50%      03/15/29 ............    4,385        3,505
Axa
8.60%      12/15/30 ............    3,500        3,602
Bank One Corp.
6.903%     01/07/02 ............   13,000       12,989(l)
6.40%      08/01/02 ............    3,895        3,902
Barclays Bank PLC
8.55%      09/29/49 ............    5,045        5,289(b)
BCI US Funding Trust I
8.01%      12/29/49 ............    3,400        3,217(b,i)
Beckman Instruments Inc.
7.10%      03/04/03 ............    2,510        2,478
Bell Telephone Co. -
   Pennsylvania
8.35%      12/15/30 ............    6,514        7,090
Bellsouth Capital Funding
7.875%     02/15/30 ............    2,750        2,836
Bellsouth Telecomm Inc.
6.375%     06/01/28 ............    5,075        4,341
Boeing Capital Corp.
7.10%      09/27/05 ...........     5,485        5,721
Boston University
7.625%     07/15/97 ...........     5,755        5,618
Brascan Ltd.
7.375%     10/01/02 ...........     1,900        1,859
Bristol-Myers Squibb Co.
6.875%     08/01/97 ...........     2,650        2,598
British Telecommunications PLC
8.125%     12/15/10 ...........     2,410        2,436
CIT Group Inc.
7.125%     10/15/04 ...........     5,630        5,627
7.625%     08/16/05 ...........     4,900        4,983
Citigroup Inc.
7.45%      06/06/02 ...........     4,455        4,537
7.25%      10/01/10 ...........     2,550        2,638


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Clear Channel
   Communications Inc.
7.25%      09/15/03 ............$   3,685    $   3,732
7.875%     06/15/05 ............    3,500        3,617
Coastal Corp.
7.75%      06/15/10 ............    3,880        4,102
Coca-Cola Enterprises Inc.
6.70%      10/15/36 ............    3,540        3,597
Conseco Inc.
8.70%      11/15/26 ............    1,628          611
Corporacion Andina
   de Fomento
6.75%      03/15/05 ............    4,465        4,390
CSC Holdings Inc.
8.125%     07/15/09 ............    3,255        3,267
DaimlerChrysler AG
6.70%      09/16/02 ............   14,000       13,909(l)
7.40%      01/20/05 ............    4,215        4,231
8.00%      06/15/10 ............    3,960        3,983
Delphi Automotive
   Systems Corp.
6.125%     05/01/04 ............    3,645        3,522
Delta Air Lines Inc.
7.57%      11/18/10 ............    2,650        2,783
Deutsche Telekom AG
7.75%      06/15/05 ............    3,275        3,341
8.25%      06/15/30 ............    1,705        1,684
Dresdner Funding Trust I
8.151%     06/30/31 ............    2,745        2,436(b)
Duke Capital Corp.
7.25%      10/01/04 ............    1,925        1,971
Duke Energy Corp.
5.375%     01/01/09 ............    3,900        3,559
Empresa Nacional
   de Electricidad
8.125%     02/01/97 ............    4,130        3,253
7.325%     02/01/37 ............      990          930
Enron Corp.
8.00%      08/15/05 ............    4,720        4,931(b)
ERAC USA Finance Co.
8.25%      05/01/05 ............    4,420        4,583(b)
Federated Department
   Stores Inc.
8.50%      06/01/10 ............    2,230        2,330
First Union Corp.
7.55%      08/18/05 ............    3,660        3,774
Ford Motor Co.
7.375%     10/28/09 ............    3,115        3,107
7.45%      07/16/31 ............    2,400        2,221

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Ford Motor Credit Co.
7.50%      06/15/03 ............$   2,710    $   2,773
7.875%     06/15/10 ............    3,940        4,053
General Motors
   Acceptance Corp.
5.75%      11/10/03 ............    2,690        2,637
6.125%     01/22/08 ............    3,690        3,473
Georgia-Pacific Group
9.95%      06/15/02 ............    2,530        2,585
Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ............    2,660          286(b,k)
Heritage Media Corp.
8.75%      02/15/06 ............    6,415        6,223
Household Finance Corp.
6.125%     07/15/12 ............    1,915        1,906(i)
HSBC Capital Funding LP
9.547%     06/30/10 ............    4,365        4,789(b)
Hydro-Quebec
8.25%      04/15/26 ............    3,680        4,318
International Paper Co.
8.00%      07/08/03 ............    3,710        3,849(b)
8.125%     07/08/05 ............    2,780        2,886(b)
Israel Electric Corp. Ltd.
8.10%      12/15/96 ............    4,545        3,676(b)
7.125%     07/15/05 ............    2,295        2,268(b)
J.P. Morgan & Co.
6.00%      01/15/09 ............    3,180        2,980
Koninklijke (Royal) KPN NV
7.50%      10/01/05 ............    4,210        3,950(b)
Kroger Co.
7.375%     03/01/05 ............    2,670        2,745
LCI International Inc.
7.25%      06/15/07 ............    4,060        4,057
Lehman Brothers Holdings Inc.
8.80%      03/01/15 ............    3,260        3,607
7.50%      08/01/26 ............    5,995        6,122
Lenfest Communications Inc.
8.375%     11/01/05 ............    3,110        3,329
Lockheed Martin Corp.
8.20%      12/01/09 ............    1,010        1,107
Lumbermens Mutual Casualty
8.30%      12/01/37 ............    1,220          997(b)
Marconi Corp. PLC
8.375%     09/15/30 ............    5,830        5,308
Meditrust
7.114%     08/15/04 ............    5,070        3,663
Merita Bank Ltd.
7.15%      12/29/49 ............    5,375        5,383(b,i)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MidAmerican Energy Co.
7.375%     08/01/02 ............$   3,585   $    3,597
Midwest Generation LLC
8.56%      01/02/16 ............    3,000        2,745(b)
Monumental Global Funding II
6.95%      10/01/03 ............    3,165        3,180(b)
Morgan Stanley Capital I
7.125%     01/15/03 ............    1,715        1,746
Nabisco Inc.
6.125%     02/01/33 ............    4,510        4,427
National Rural Utilities
   Cooperative
6.046%     04/15/03 ............    3,000        2,996
NB Capital Trust IV
8.25%      04/15/27 ............    4,160        3,942
News America Holdings Inc.
7.625%     11/30/28 ............    4,010        3,437
Noram Energy Corp.
6.375%     11/01/03 ............    3,370        3,372(i)
Occidental Petroleum Corp.
7.375%     11/15/08 ............    3,325        3,417
Ontario Province of Canada
7.375%     01/27/03 ............    1,580        1,629
Osprey Trust/Osprey I
7.797%     01/15/03 ............    4,000        4,047(b)
Pacific Gas & Electric Co.
7.375%     11/01/05 ............    1,425        1,211(b)
Pactiv Corp.
8.375%     04/15/27 ............    3,990        3,233
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ............    3,000        2,938(b)
Petroleos Mexicanos
9.50%      09/15/27 ............    8,040        8,301
Pharmacia Corp.
5.75%      12/01/05 ............    3,350        3,292
Philip Morris Cos. Inc.
7.20%      02/01/07 ............    3,770        3,771
Phillips Petroleum Co.
9.375%     02/15/11 ............    2,645        3,157
PP&L Capital Funding Inc.
7.75%      04/15/05 ............    3,250        3,270
Procter & Gamble Co.
9.36%      01/01/21 ............    4,260        5,294
Quebec Province of Canada
7.50%      09/15/29 ............    3,470        3,703
Qwest Corp.
7.625%     06/09/03 ............    3,305        3,370(b)
5.625%     11/15/08 ............    3,695        3,316

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Raytheon Co. (Class B)
7.90%      03/01/03 ............ $  4,445    $   4,569
6.75%      08/15/07 ............    4,130        4,106
Royal & Sun Alliance
   Insurance Group PLC
8.95%      10/15/29 ............    4,325        4,326
Royal Bank of Scotland
   Group PLC
8.817%     03/31/49 ............    3,505        3,670
9.118%     03/31/49 ............    2,600        2,828
Southern California Edison Co.
7.20%      11/03/03 ............    2,700        2,299
St. George Funding Co.
8.485%     12/31/49 ............    2,915        2,492(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 ............    2,525        2,604
SunAmerica Inc.
5.60%      07/31/97 ............    6,090        4,452
Suntrust Bank Inc.
6.00%      01/15/28 ............    1,945        1,849
Tele-Communications Inc.
9.80%      02/01/12 ............    4,715        5,363
Telefonica Europe BV
7.35%      09/15/05 ............    5,500        5,556
Textron Inc.
6.375%     07/15/04 ............    3,310        3,253
The Walt Disney Co.
5.62%      12/01/08 ............    3,035        2,804
Tosco Corp.
7.625%     05/15/06 ............    2,240        2,356
TRW Inc.
6.625%     06/01/04 ............    4,150        3,880
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ............    4,650        5,090
TXU Eastern Funding Co.
6.45%      05/15/05 ............    6,050        5,886
Tyco International Group S.A.
6.875%     09/05/02 ............    2,000        2,014
UBS PFD Funding Trust I
8.622%     10/29/49 ............    4,190        4,398
Unilever Capital Corp.
6.875%     11/01/05 ............    2,700        2,788
Union Carbide Corp.
6.79%      06/01/25 ............    6,595        6,646
Union Oil Co.
7.35%      06/15/09 ............    2,630        2,737
Union Pacific Co. (Series A)
8.02%      07/02/12 ............    4,545        4,757


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
United Air Lines Inc.
7.73%      07/01/10 ............ $  1,460  $     1,527
9.56%      10/19/18 ............    1,850        1,916
United Illuminating Co.
6.25%      12/15/02 ............    1,300        1,293
US Airways Pass-Through Trust
8.36%      07/20/20 ............    3,309        3,478
USA Networks Inc.
6.75%      11/15/05 ............    3,490        3,495
Viacom Inc.
7.75%      06/01/05 ............    4,650        4,827
Vodafone Group PLC
7.625%     02/15/05 ............    2,300        2,380(b)
Williams Cos. Inc.
6.125%     02/15/12 ............    4,265        4,245
WorldCom Inc.
6.40%      08/15/05 ............    4,300        4,140
7.375%     01/15/06 ............    4,000        4,022(b)
8.875%     01/15/06 ............    4,600        4,752
Yale University
7.375%     04/15/96 ............    7,539        7,764
TOTAL CORPORATE NOTES
   (COST $536,775) .............               528,367

NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.1%

Chase Commercial
   Mortgage Securities Corp.
6.39%      11/18/08 ............    3,471        3,484
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ............    4,173        4,137
First Union Lehman
   Brothers - Bank of America
6.56%      11/18/08 ............      500          506
GS Mortgage Securities Corp. (Class A)
6.86%      07/13/30 ............    8,178        8,309
Nationslink Funding Corp.
6.001%     11/20/07 ............    3,285        3,269
6.476%     07/20/08 ............    5,596        5,642

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $25,128) ..............                25,347

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%

Bear Stearns Commercial
   Mortgage Securities
6.80%      09/15/08 ............    4,114        4,209
GMAC Commercial
   Mortgage Security Inc.
6.42%      08/15/08 ............    3,885        3,891

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Headlands Mortgage
   Securities Inc. (Class A)
6.65%      02/25/29 ............$   5,325    $   5,097
LB Commercial Conduit
   Mortgage Trust
6.41%      08/15/07 ............    3,131        3,159
7.105%     07/15/08 ............    3,042        3,152
6.78%      04/15/09 ............    4,790        4,886
Lehman Large Loan
6.79%      06/12/04 ............    4,376        4,446
Merrill Lynch Mortgage
   Investors Inc.
6.50%      05/01/30 ............    2,151        2,052
Morgan Stanley Capital I
6.92%      05/15/06 ............    5,823        5,926(b)
6.52%      01/15/08 ............    1,295        1,307
6.21%      09/15/08 ............    2,981        2,965
7.11%      07/15/09 ............    4,556        4,725
7.20%      09/15/10 ............    3,790        3,979
Norwest Integrated
   Structured Assets Inc. (Class A)
6.50%      04/25/29 ............    3,047        3,025
7.50%      03/25/30 ............    3,438        3,464
Residential Asset
   Securitization Trust
1.073%     08/25/30 ............   25,877          549(g)
Salomon Brothers
   Mortgage Securities Inc.
7.00%      07/25/24 ............   13,965       13,091
Structured Asset Securities Corp.
1.58%      02/25/28 ............   32,838        2,104(g)

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $72,527) ..............                72,027

TOTAL BONDS AND NOTES
   (COST $2,177,855) ...........             2,190,288

                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------


DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $5,135) ...............    5,135        5,179(b)

INVESTMENTS IN SECURITIES
   (COST $2,182,990) ...........             2,195,467


                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.4%
--------------------------------------------------------------------------------

GEI Short Term
   Investment Fund .............  148,222  $   148,222

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 11.1%

Federal Farm Credit Bank
5.50%      01/11/01 ............  $30,150       30,096
Federal Home Loan Bank
5.50%      01/02/01 - 01/05/01 .   76,444       76,428
Federal Home Loan Mortgage Corp.
5.50%      01/02/01 - 01/09/01 .   58,495       58,445
Federal National Mortgage Assoc.
5.50%      01/08/01 - 01/10/01 .   94,600       94,466

TOTAL FEDERAL AGENCIES
   (COST $259,435) .............               259,435

TOTAL SHORT-TERM INVESTMENTS
   (COST $407,657) .............               407,657

OTHER ASSETS AND LIABILITIES,
   NET (10.9)% .................              (255,873)
                                            ----------
NET ASSETS -- 100%                          $2,347,251
                                            ==========
----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Funds' one year total return and top ten largest holdings is audited, all other information is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The majority of the broad market returns are not available from the Funds' commencement of investment operations through December 31, 2000. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for complete descriptions of investment objectives, policies, risks, and permissible investments.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $97,696 or 4.2% of net assets for the S&S Long Term Interest Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2000, all or a portion of this security was pledged to cover collateral requirements for TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2000.

(j)   All or a portion of security is out on loan.

(k) At December 31, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The cost of the security was $2,759 and represents 0.04% of net assets of the S&S Long Term Interest Fund.

(l)   Investments of cash collateral for securities on loan.

ABBREVIATIONS:
ADR       --  American Depositary Receipt
REMIC     --  Real Estate Mortgage Investment Conduit
STRIPS    --  Separate Trading of Registered Interest and Principal of Security


                                                                                                       FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE S&S PROGRAM MUTUAL FUND                             2000           1999          1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............      $54.55        $57.43        $53.06          $45.54        $41.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ................        0.64          0.75          0.87            0.87          0.97
   Net realized and unrealized
      gains (losses) on investments ............       (0.61)        10.46         11.77           14.04          8.63
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................        0.03         11.21         12.64           14.91          9.60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................        0.64          0.75          0.87            0.87          0.96
   Net realized gains ..........................        4.28         13.34          7.40            6.52          4.29
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        4.92         14.09          8.27            7.39          5.25
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................      $49.66        $54.55        $57.43          $53.06        $45.54
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(A) ................................        0.06%        19.74%        23.78%          33.07%        23.05%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ...........................  $4,504,669    $4,931,680    $4,353,884      $3,658,804    $2,790,830
   Ratios to average net assets:
      Net investment income ....................        1.15%         1.17%         1.46%           1.60%         2.10%
      Expenses .................................        0.09%         0.09%         0.09%           0.08%         0.12%
   Portfolio turnover rate .....................          40%           49%           32%             31%           36%


----------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                       FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE S&S LONG TERM INTEREST FUND                     2000           1999          1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............      $10.70        $11.53        $11.55         $11.28         $11.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ................        0.74          0.70          0.74           0.76           0.77
   Net realized and unrealized
      gains (losses) on investments ............        0.40        (0.80)          0.21           0.27          (0.31)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................        1.14        (0.10)          0.95           1.03           0.46
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .......................        0.77          0.70          0.76           0.76           0.77
   Net realized gains ..........................          --          0.03          0.21             --             --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.77          0.73          0.97           0.76           0.77
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................      $11.07        $10.70        $11.53         $11.55         $11.28
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(A) ................................       11.09%        (0.92)%        8.49%          9.53%          4.23%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period
   (in thousands) ..............................  $2,347,251    $2,584,794    $2,964,131    $2,818,779      $2,842,343
   Ratios to average net assets:
      Net investment income ....................        6.91%         6.35%         6.30%          6.70%          6.87%
      Expenses .................................        0.12%         0.13%         0.09%          0.11%          0.13%
   Portfolio turnover rate .....................         229%          201%          225%           218%           194%



------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

----------------
See Notes to Financial Highlights and Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2000 (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                                             GE S&S                     GE S&S
                                                                             PROGRAM                   LONG TERM
                                                                           MUTUAL FUND               INTEREST FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (Cost $3,416,173
       and $2,182,990, respectively) .............................              $4,328,466                $2,195,467
   Short-term investments (at amortized cost) ....................                 177,241                   407,657
   Receivable for investments sold ...............................                      --                   147,914
   Income receivables ............................................                   3,428                    30,800
   Receivable for fund shares sold ...............................                      24                        --
   Receivable for total return swaps .............................                      --                     1,670
---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...............................................               4,509,159                 2,783,508
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .........................                      --                     1,811
   Payable upon return of securities loaned ......................                      --                   235,763
   Payable for investments purchased .............................                      --                   195,302
   Payable for fund shares redeemed ..............................                   1,169                       468
   Payable to GEAM ...............................................                   3,321                     2,913
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................                   4,490                   436,257
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................              $4,504,669                $2,347,251
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................................               3,598,572                 2,437,450
   Undistributed net investment income ...........................                     607                     2,069
   Accumulated net realized gain (loss) ..........................                  (6,802)                 (104,745)
   Net unrealized appreciation / (depreciation) on:
       Investments ...............................................                 912,293                    12,477
       Foreign currency related transactions .....................                      (1)                       --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................              $4,504,669                $2,347,251
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par
   value, respectively) ..........................................                  90,711                   212,092
Net asset value per share ........................................              $    49.66                $    11.07


----------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                                             GE S&S                     GE S&S
                                                                             PROGRAM                   LONG TERM
                                                                           MUTUAL FUND               INTEREST FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividends                                                            $   53,278                  $      651
      Interest                                                                  4,678                     164,348*
      Less: Foreign taxes withheld                                               (171)                         --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                57,785                     164,999
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and Administration expenses .......................              2,404                       1,239
      Shareholder servicing agent fees ...........................                418                         401
      Transfer agent fees ........................................                585                         748
      Custody and accounting expenses ............................                623                         342
      Professional fees ..........................................                145                          64
      Registration, filing, printing and
         miscellaneous expenses ..................................                181                         112
---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ................................................              4,356                       2,906
---------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .........................................             53,429                     162,093
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ................................................            349,555                     (46,477)
      Futures ....................................................                 --                        (614)
      Foreign currency related transactions                                         1                          --
      Swaps ......................................................                 --                       5,691

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments ................................................           (408,456)                    123,238
      Foreign currency related transactions ......................                 (1)                         --
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
        on investments ...........................................            (58,901)                     81,838
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .................................         $   (5,472)                   $243,931
---------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, for the S&S Long Term Interest Fund was $1,343.

----------------
See Notes to Financial Statements.

  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                          GE S&S                      GE S&S
                                                                         PROGRAM                    LONG TERM
                                                                        MUTUAL FUND                INTEREST FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                    2000           1999          2000         1999
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...............................     $   53,429    $   54,859     $  162,093   $  176,600
      Net realized gain (loss) on investments, futures,
         foreign currency related transactions
         and swaps ........................................        349,556       973,892        (41,400)     (56,652)
      Net increase (decrease) in unrealized
         appreciation / depreciation ......................       (408,457)     (189,411)       123,238     (144,747)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .............         (5,472)      839,340        243,931      (24,799)
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...............................        (53,341)      (54,903)      (167,873)    (175,968)
      Net realized gains ..................................       (355,810)     (972,262)            --       (6,134)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................       (409,151)   (1,027,165)      (167,873)    (182,102)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ........................       (414,623)     (187,825)        76,058     (206,901)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ........................        243,961       408,425        223,886      539,852
      Value of distributions reinvested ...................        370,696       937,984        159,071      177,615
      Cost of shares redeemed .............................       (627,045)     (580,788)      (696,558)    (889,903)
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ........        (12,388)      765,621       (313,601)    (172,436)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (427,011)      577,796       (237,543)    (379,337)

NET ASSETS
   Beginning of year ......................................      4,931,680     4,353,884      2,584,794    2,964,131
---------------------------------------------------------------------------------------------------------------------------
   End of year ............................................     $4,504,669    $4,931,680     $2,347,251   $2,584,794
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR ..........     $      607    $      519     $    2,069   $    2,158

---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------------------

 Shares sold by subscription ..............................          4,478         6,530         20,794       48,877
 Issued for distributions reinvested ......................          7,465        17,351         14,794       16,060
 Shares redeemed ..........................................        (11,640)       (9,289)       (65,077)     (80,525)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES ....................            303        14,592        (29,489)     (15,588)
---------------------------------------------------------------------------------------------------------------------------

-----------------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 58% of the GE S&S Program Mutual Fund and 68% of the GE S&S Long Term Interest Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Investment Management Incorporated, the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company, changed its name to GE Asset Management Incorporated ("GEAM") effective January 28, 2000.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions and dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

Security transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

The GE S&S Long Term Interest Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

The GE S&S Long Term Interest Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

SWAP CONTRACTS

The GE S&S Long Term Interest Fund may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transaction, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The GE S&S Long Term Interest Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains and losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

As of December 31, 2000, the following Fund has a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                          AMOUNT              EXPIRES
---------------------------------------------------------

GE S&S Long Term
   Interest Fund              $43,584               2007
                               60,436               2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The following Fund has elected to defer losses incurred after October 31, 2000 as follows:

FUND                         CURRENCY           CAPITAL
-------------------------------------------------------

GE S&S Long Term
   Interest Fund             $    --             $565

DISTRIBUTIONS TO SHAREHOLDERS

GE S&S Long Term Interest Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

Expenses of the Funds, which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

REVISED AUDIT AND ACCOUNTING GUIDE

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Funds' net asset values.

3.   SECURITY LENDING
     (DOLLARS IN THOUSANDS)

At December 31, 2000, the following Fund participated in securities lending:

                      LOANED SECURITIES          CASH
                (INCLUDING ACCRUED INTEREST)  COLLATERAL
--------------------------------------------------------

GE S&S Long Term
   Interest Fund:          $ 233,721            $235,763

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

4.   LINE OF CREDIT

Effective December 2000, the Funds share a revolving credit facility of up to $50,000,000, with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the period ended December 31, 2000.

5.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 2000, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
     (DOLLARS IN THOUSANDS)

At December 31, 2000, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation/(depreciation) of securities for U.S. Federal income tax purposes for each Fund were:
                                                                        NET
                                      GROSS           GROSS          UNREALIZED
                                    UNREALIZED      UNREALIZED     APPRECIATION/
                        COST       APPRECIATION    DEPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund      $3,426,571     $ 1,072,221       $ 170,326      $ 901,895
GE S&S Long Term
   Interest Fund     2,183,239          46,355          34,127         12,228

7.   OPTIONS

During the year ended December 31, 2000, there were no option contracts written.

8.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2000, were as follows:

                             PURCHASES           SALES
---------------------------------------------------------

GE S&S Program
   Mutual Fund               $1,824,881       $2,286,491

GE S&S Long Term
   Interest Fund              5,304,639        5,603,356

Open swap transactions held by the GE S&S Long Term Interest Fund consisted of the following as of December 31, 2000:
                                                                 NOTIONAL AMOUNT
--------------------------------------------------------------------------------

Total Return Swap with Morgan
Stanley Capital  Services,  Inc.
on the Lehman Brothers Asset Backed
Securities  Index. Fund receives/pays
the  positive/negative  return on the
Index and pays one month LIBOR minus
35 basis points,  expires
January  31, 2001.                                                       $39,400

Total Return Swap with Morgan  Stanley
Capital  Services,  Inc. on the
investment  grade  portion of the
Lehman  Brothers Collateralized  Mortgage
Backed  Securities Index. Fund  receives/pays
the  positive/negative  return on the Index
and pays one month LIBOR minus 35 basis points,
expires June 29, 2001.                                                    54,000

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

[KPMG LLP LOGO OMITTED]

THE BOARD OF TRUSTEES AND SHAREHOLDERS
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (the "Funds"), including the schedules of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/SIGNATURE

KPMG LLP

New York, New York
February 9, 2001

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

During the year ended December 31, 2000, the following GE S&S Fund paid to shareholders of record on December 26, 2000 the following long-term capital gains dividends:

       FUND                                    PER SHARE AMOUNT
       --------------------------------------------------------
       GE S&S Program Mutual Fund                 $ 4.27809

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the GE S&S Short Term Interest Fund and GE S&S Money Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

                         GE S&S SHORT TERM INTEREST FUND
--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 101.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 6.8%

U.S. Treasury Notes
5.75%      10/31/02
   (COST $50,426) ............... $50,000   $   50,445

FEDERAL AGENCIES -- 24.5%

Federal Home Loan Bank
5.25%      04/25/02 .............  25,900       25,750
6.75%      05/01/02 .............  21,750       22,039
                                                47,789
Federal Home Loan Mortgage Corp.
7.375%     05/15/03 .............  13,115       13,621(j)

Federal National Mortgage Assoc.
6.75%      08/15/02 .............  20,000       20,331
6.25%      11/15/02 .............  15,000       15,171(j)
5.75%      04/15/03 .............  32,640       32,706
5.125%     02/13/04 .............  23,140       22,793
7.125%     02/15/05 .............  28,800       30,254(j)
                                               121,255
TOTAL FEDERAL AGENCIES
   (COST $178,430) ..............              182,665

AGENCY MORTGAGE BACKED -- 24.4%

Federal Home Loan Mortgage Corp.
8.00%      08/01/03 .............   3,260        3,261
7.50%      11/01/08 .............     676          671
6.00%      12/01/08 .............     323          317
                                                 4,249
Federal National Mortgage Assoc.
6.00%      05/01/01 .............       6            6
6.59%      09/01/02 .............   5,186        5,178
9.00%      08/01/10 .............   8,122        8,431
9.00%      03/01/11 .............  17,830       18,572
                                                32,187
Government National Mortgage Assoc.
9.00%      01/01/01 .............  45,173       47,530
7.50%      02/15/09 .............   7,586        7,774
9.00%      08/15/09 - 12/15/09 ..  19,869       20,531(h)
9.50%      12/15/09 .............  15,845       16,678(h)
7.50%      12/15/12 .............  25,447       26,219
9.00%      11/15/17 .............  25,570       26,718
                                               145,450
TOTAL AGENCY MORTGAGE BACKED
   (COST $182,211) ..............              181,886


--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%

Federal Home Loan Mortgage Corp.
8.00%      10/15/10 ............. $22,371   $   23,033
Federal Home Loan
   Mortgage Corp. REMIC
543.50%    09/15/05 .............       5           21(g)
1,002.00%  07/15/06 .............      10           93(g)
                                                   114
Federal National Mortgage Assoc.
7.00%      06/18/13 .............   3,345        3,390
Federal National Mortgage
   Assoc. REMIC
6.137%     01/01/01 .............   9,293        9,303

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $35,393) ...............               35,840

ASSET BACKED -- 21.1%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 .............   1,644        1,638
Arran Master Trust
6.72%      03/15/05 .............   3,500        3,500(l)
Associates Credit Card Master Trust
6.795%     09/18/06 .............  10,000       10,000(l)
California Infrastructure
6.16%      06/25/03 .............   3,235        3,228
Capital Asset Research Funding L.P.
6.40%      03/15/01 .............   1,055        1,042
Capital Auto Receivables Asset Trust
5.58%      06/15/02 .............   1,095        1,092
6.46%      07/15/06 .............   3,000        3,033
Carco Auto Loan Master Trust
5.65%      03/15/03 .............   9,734        9,715
Chemical Master Credit Card Trust I
5.55%      09/15/03 .............  12,650       12,646
Cit RV Trust
5.78%      07/15/08 .............   9,740        9,694
Citibank Credit Card Master Trust I
5.85%      04/10/03 .............   4,700        4,690
Compucredit Credit Card Master Trust
6.93%      03/15/07 .............   3,000        2,999(l)
Discover Card Master Trust I
5.80%      09/16/03 .............   7,000        6,989
5.75%      10/16/03 .............   9,688        9,661
5.30%      08/15/04 .............   9,689        9,604
5.90%      10/15/04 .............   9,734        9,722
First Deposit Master Trust Series 1996-1
6.88%      08/15/07 .............   6,000        6,009(l)
Ford Credit Auto Owner Trust
7.03%      01/15/03 .............   6,555        6,640
7.09%      11/17/03 .............  10,125       10,255
Green Tree Financial Corp. Series 1993-1
6.90%      04/15/18 .............   3,065        3,076


----------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).
                                       33

     GE S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Lehman FHA Title I Loan Trust
7.30%      05/25/17 ............. $   512    $     508
MBNA Master Credit Card Trust II
6.79%      11/15/05 .............   4,000        4,000(l)
Metris Master Trust
6.896%     01/22/07 .............   4,000        4,000(l)
Premier Auto Trust
5.77%      01/06/02 .............     243          242
5.78%      04/08/03 .............   9,300        9,278
6.27%      04/08/03 .............   6,977        6,991
Provident Bank Home
   Equity Loan Trust
7.18%      04/21/13 .............   1,866        1,886
Providian Gateway Master Trust
6.93%      03/15/07 .............   5,000        5,000

TOTAL ASSET BACKED
   (COST $157,369) ..............              157,138

CORPORATE NOTES -- 18.5%

AIG SunAmerica GBL Fin I
7.40%      05/05/03 .............   7,500        7,716(b)
Bank One Corp.
6.896%     01/07/02 .............   7,500        7,494(l)
6.40%      08/01/02 .............   2,900        2,905
Citigroup Inc.
7.45%      06/06/02 .............   5,200        5,296
DaimlerChrysler AG
6.70%      09/16/02 .............   5,000        4,967(l)
Deutsche Telekom AG
7.75%      06/15/05 .............   4,500        4,591
Dominion Resources Inc.
7.60%      07/15/03 .............   4,550        4,674
Federated Department Stores Inc.
6.125%     09/01/01 .............   4,480        4,429(i)
Ford Motor Credit Co.
7.50%      06/15/03 .............   8,100        8,287
General Motors Acceptance Corp.
5.75%      11/10/03 .............   7,295        7,150
Georgia-Pacific Group
9.95%      06/15/02 .............   1,545        1,579
Goldman Sachs Group L.P.
7.875%     01/15/03 .............   7,305        7,502(b)
Holmes Financing PLC
6.938%     07/15/05 .............   2,000        2,000(l)
International Paper Co.
8.00%      07/08/03 .............   1,825        1,893(b)
Merrill Lynch & Co.
5.71%      01/15/02 .............   4,575        4,545
MidAmerican Energy Co.
7.375%     08/01/02 .............   5,000        5,017
Morgan Stanley Capital I
7.125%     01/15/03 .............   4,400        4,479
Occidental Petroleum Corp.
6.75%      11/15/02 .............   5,025        5,047


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Pharmacia Corp.
5.375%     12/01/01 ............. $  9,175    $   9,062
Qwest Corp.
7.625%     06/09/03 .............    7,050        7,188(b)
Raytheon Co. (Class B)
5.95%      03/15/01 .............    3,750        3,741
7.90%      03/01/03 .............    2,000        2,056(b)
Time Warner Pass-Through
   Asset Trust
6.10%      12/30/01 .............    2,140        2,130(b)
Tyco International Group S.A.
6.875%     09/05/02 .............    2,000        2,014
Tyco International Ltd.
6.50%      11/01/01 .............    8,725        8,713
Union Oil Co.
6.375%     02/01/04 .............    3,750        3,744
WorldCom Inc.
6.125%     08/15/01 .............    4,950        4,939
7.875%     05/15/03 .............    4,645        4,710

TOTAL CORPORATE NOTES
   (COST $136,620) ..............               137,868

NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.3%

GS Mortgage Securities Corp.
6.94%      07/13/30
   (COST $2,329) ................    2,294        2,314

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%

Asset Securitization Corp.
6.50%      02/14/41
   (COST $8,569) ................    8,492        8,549

INVESTMENTS IN SECURITIES
   (COST $751,347) ..............               756,705


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $27,388) ...............  27,388        27,388

OTHER ASSETS AND LIABILITIES,
   NET (5.2)% ...................               (38,290)
                                               --------

NET ASSETS -- 100% ..............              $745,803
                                               ========

------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

--------------------------------------------------------------------------------
                            GE S&S MONEY MARKET FUND
--------------------------------------------------------------------------------
                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.5%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 22.9%

U.S. AGENCIES (D)

Federal Agricultural Mortgage Corp.
6.55%      02/01/01 ............. $59,524   $   59,194
Federal Farm Credit Bank
6.52%      01/24/01 .............   7,729        7,697
6.51%      01/26/01 .............  22,500       22,400
                                                30,097
Federal Home Loan Bank
6.47%      03/07/01 .............  30,450       30,102
Federal Home Loan Mortgage Corp.
6.61%      02/14/01 .............  33,640       33,377
Federal National Mortgage Assoc.
6.50%      03/01/01 .............     960          950
6.51%      03/22/01 .............  20,000       19,718
6.52%      03/29/01 - 05/03/01 ..  51,260       50,411
                                                71,079
TOTAL U.S. GOVERNMENTS
   (COST $223,849) ..............              223,849

COMMERCIAL PAPER -- 47.9%

Banc One Financial Corp.
6.56%      01/08/01 .............   2,330        2,327
Bank of America Corp.
6.52%      02/09/01 .............  46,770       46,440
Bank of Nova Scotia
6.491%     02/15/01 .............  42,400       42,056
Bank One NA
6.65%      01/08/01 .............  60,000       60,000
Chase Manhattan Corp.
6.47%      02/28/01 .............  38,050       37,653
Citibank Capital Markets
6.51%      02/14/01 .............  26,470       26,259
6.50%      02/16/01 .............  15,600       15,471
Deutsche Bank AG
6.52%      01/30/01 .............  48,000       47,748
Goldman Sachs Group LP
6.45%      02/16/01 .............  38,000       37,687
Merrill Lynch & Co. Inc.
6.55%      01/16/01 .............  41,000       40,888


--------------------------------------------------------------------------------
                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
6.50%      02/16/01 ............. $40,820   $   40,481
National Australia Funding Corp.
6.63%      01/02/01 .............   4,700        4,699
Wachovia Corp.
6.47%      02/09/01 .............  28,750       28,549
Wells Fargo & Co.
6.52%      02/02/01 .............  38,050       37,829

TOTAL COMMERCIAL PAPER
   (COST $468,087) ..............              468,087

YANKEE CERTIFICATES OF DEPOSIT -- 28.7%

Bank of Montreal
6.64%      01/05/01 .............  11,190       11,190
6.68%      01/05/01 .............  27,700       27,700
Barclays US Funding Corp.
6.50%      01/08/01 .............  41,660       41,660
Bayerische Hypotheken Bank
6.60%      01/08/01 .............  39,110       39,110
Canadian Imperial Bank
   of Commerce
6.53%      02/07/01 .............  39,110       39,110
Dresdner Bank AG
6.58%      01/26/01 .............  39,660       39,479
Royal Bank of Canada
6.60%      02/20/01 .............  40,580       40,580
Toronto-Dominion Bank
6.60%      02/15/01 .............  41,000       41,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $279,829) ..............              279,829

TOTAL SHORT-TERM INVESTMENTS
   (COST $971,765) ..............              971,765

OTHER ASSETS AND LIABILITIES,
   NET 0.5% .....................                4,785
                                              --------

NET ASSETS -- 100% ..............             $976,550
                                              ========


-------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

INVESTMENT AT $100 PER MONTH

The first table illustrates the cumulative value at each year of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 1998, in GE Common Stock ("Stock"), GE S&S Program Mutual Fund ("Program Mutual Fund"), GE S&S Long-Term Interest Fund ("LT Interest Fund"), GE S&S Short-Term Interest Fund ("ST Interest Fund"), GE S&S Money Market Fund ("Money Market Fund"), U.S. Savings Bonds ("Bonds") and GE Institutional International Equity Fund ("International Equity Fund").

                    VALUE OF INVESTMENT OF $100 PER MONTH (A)
                      Investment Beginning January 1, 1998

                                             STOCK                  PROGRAM MUTUAL FUND           LT INTEREST FUND
                                  -------------------------    -------------------------     -------------------------
                    CUMULATIVE                 MARKET VALUE                        VALUE                         VALUE
                        AMOUNT                    INCLUDING                    INCLUDING                     INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED      DIVIDENDS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DIVIDENDS (C)        (D) (E)  DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
---------------------------------------------------------------------------------------------------------------------------
1998 .............      $1,200          $  7         $1,442         $  157        $1,488          $  67         $1,253
1999 .............       2,400            32          3,844            771         3,682            190          2,445
2000 .............       3,600            71          4,732          1,203         5,263            420          4,002


                                       ST INTEREST FUND              MONEY MARKET FUND
                                  -------------------------    -------------------------
                    CUMULATIVE                        VALUE                        VALUE
                        AMOUNT                    INCLUDING                    INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED
ENDED                  IN EACH    REINVESTED       INTEREST     REINVESTED      INTEREST
DEC. 31                  MEDIA      INTEREST        (D) (F)       INTEREST       (D) (F)
----------------------------------------------------------------------------------------

1998 .............      $1,200         $  40         $1,242          $  36        $1,236
1999 .............       2,400           150          2,509            137         2,537
2000 .............       3,600           361          3,973            347         3,947


                                             BONDS              INTERNATIONAL EQUITY FUND
                                  -------------------------   ---------------------------
                    CUMULATIVE                   REDEMPTION                        VALUE
                        AMOUNT                        VALUE                    INCLUDING
AT YEAR              INVESTED     CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED
ENDED                  IN EACH       ACCRUED        ACCRUED     REINVESTED DISTRIBUTIONS
DEC. 31                  MEDIA      INTEREST   INTEREST (B)  DISTRIBUTIONS   (D) (F) (G)
-----------------------------------------------------------------------------------------

1998 .............      $1,200         $  32         $1,232          $  46        $1,296
1999 .............       2,400           118          2,518            144         3,252
2000 .............       3,600           293          3,893            612         4,443

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
NOTES:
(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments. Past performance is no guarantee of future results.
(b) The redemption value assumes the bonds are held longer than five years and does not include the 3-month interest penalty that would be applied if the bonds were redeemed before five years.
(c) Cumulative reinvested dividends assumes that dividends on GE Common Stock were not paid out to participant under the S&S dividend Payout Option.
(d) Cumulative values include the year-end market value of Stock and the share price of Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund and International Equity Fund purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions per unit were paid as follows:

                         PROGRAM            LT          INTERNATIONAL
                         MUTUAL          INTEREST          EQUITY
                          FUND             FUND             FUND
          -----------------------------------------------------------

          1998 .......  $  7.41           $ 0.21           $ 0.35
          1999 .......    13.34             0.03             0.41
          2000 .......     4.28                -             1.46

(e) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.
(f) The value of ST Interest Fund, Money Market Fund, Program Mutual Fund, LT Interest Fund and International Equity Fund shares are based on the Share Price as of year-end. Share Price, which is equal to the net asset value per share, is determined in accordance with Section III of Rules of the Funds, which is contained in the GE S&S Program Plan Document.
(g) The International Equity Fund became available as an investment option for the Program on June 30, 1999. Performance information for periods prior to 1999 is provided only for comparative purposes. Value of Investment of $100 Per Month in 1998 for the GE Institutional International Equity Fund presented in the table on page 34 is from January 1st of the year following its inception (November 25, 1997).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
$1,000 INVESTMENT

This table illustrates the value at year-end of an assumed investment of $1,000 made on January 1, 1998 in Stock, Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund, Bonds and International Equity Fund.

                          VALUE OF INVESTMENT OF $1,000
                       Investment Made on January 1, 1998

                                             STOCK                  PROGRAM MUTUAL FUND             LT INTEREST FUND
                                  ---------------------------  -----------------------------  ----------------------------
                                                       MARKET                          VALUE                         VALUE
                                                        VALUE                      INCLUDING                     INCLUDING
AT YEAR                           CUMULATIVE        INCLUDING     CUMULATIVE      REINVESTED     CUMULATIVE     REINVESTED
ENDED                             REINVESTED       REINVESTED     REINVESTED   DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                         DIVIDENDS(C)  DIVIDENDS(D)(E)  DISTRIBUTIONS          (D)(F)  DISTRIBUTIONS         (D)(F)
--------------------------------------------------------------------------------------------------------------------------
1998 ......................            $   9           $1,042           $156          $1,238          $  87         $1,085
1999 ......................               24            1,601            459           1,482            156          1,073
2000 ......................               41            1,504            539           1,483            236          1,192

                                       ST INTEREST FUND            MONEY MARKET FUND
                                  ---------------------------  -----------------------------
                                                        VALUE                          VALUE
                                                    INCLUDING                      INCLUDING
AT YEAR                           CUMULATIVE       REINVESTED     CUMULATIVE      REINVESTED
ENDED                             REINVESTED         INTEREST     REINVESTED        INTEREST
DEC. 31                             INTEREST           (D)(F)       INTEREST         (D) (F)
--------------------------------------------------------------------------------------------

1998 ......................             $ 63           $1,069          $  56          $1,056
1999 ......................              125            1,106            112           1,112
2000 ......................              199            1,196            185           1,185

                                             BONDS              INTERNATIONAL EQUITY FUND
                                  ---------------------------  -----------------------------
                                                   REDEMPTION                          VALUE
                                                        VALUE                      INCLUDING
AT YEAR                           CUMULATIVE        INCLUDING     CUMULATIVE      REINVESTED
ENDED                                ACCRUED          ACCRUED     REINVESTED   DISTRIBUTIONS
DEC. 31                             INTEREST      INTEREST(B)  DISTRIBUTIONS       (D)(F)(G)
--------------------------------------------------------------------------------------------

1998 ......................             $ 52           $1,052            $46          $1,173
1999 ......................               99            1,099             96           1,547
2000 ......................              160            1,160            260           1,371
--------------------------------------------------------------------------------------------

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

Program Mutual Fund, LT Interest Fund and International Equity Fund Operating Expenses (as a percentage of average net assets) for the year-ended
December 31, 2000:

                                                    PROGRAM            LT             INTERNATIONAL
                                                    MUTUAL          INTEREST             EQUITY
                                                     FUND             FUND                FUND
---------------------------------------------------------------------------------------------------------------------------

Management Expenses ............................      0.05%            0.05%               0.75%*
Other Expenses .................................      0.04%            0.07%                None**
                                                    -------          -------             -------
Total Fund Operating Expenses ..................      0.09%            0.12%               0.75%
                                                    =======          =======             =======

   The following expenses would be paid on a $1,000 investment utilizing the expense ratio's shown above and assuming a 5% annual return:

                                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------

Program Mutual Fund                                $1              $  3             $  5            $12
LT Interest Fund                                    1                 4                7             15
International Equity Fund                           8                24               42             93

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

SEE PAGE 35 FOR EXPLANATION OF NOTES (B), (C), (D), (E) AND (F) AND (G).

*THE ADVISORY AND ADMINISTRATION FEE SHOWN IS THE MAXIMUM PAYABLE BY THE GE
 INSTITUTIONAL INTERNATIONAL EQUITY FUND; THIS FEE DECLINES INCREMENTALLY AS THE GE INSTITUTIONAL INTERNATIONALEQUITY FUND'S ASSETS INCREASE. THE FUND'S ADVISORY AND ADMINISTRATION FEE IS INTENDED TO BE AN "UNITARY" FEE THAT INCLUDES ANY OTHER OPERATING EXPENSES PAYABLE BY THE FUND, EXCEPT FOR FEES PAID TO THE FUND'S INDEPENDENT TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUND (SUCH AS EXTRAORDINARY EXPENSES, INTEREST AND TAXES).

**"OTHER EXPENSES" INCLUDE ONLY TRUSTEES' FEES PAYABLE TO THE FUND'S INDEPENDENT
  TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUND. THIS AMOUNT IS LESS THAN .01%; THEREFORE "OTHER EXPENSES" ARE REFLECTED AS "NONE."

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

                             GE SAVINGS AND SECURITY
                          PROGRAM DISCLOSURE STATEMENT

   IN THE GE SAVINGS AND SECURITY PROGRAM (THE "PROGRAM"), YOU -- NOT GENERAL ELECTRIC COMPANY ("GE"), THE TRUSTEES OF THe PROGRAM (THE "TRUSTEES") OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS GOALS. AS A RESULT, NEITHER GE NOR THE FIDUCIARIES OF THE PROGRAM WILL BE LIABLE FOR LOSSES OR OTHER INVESTMENT EXPERIENCE OCCURRING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CHOICES.

   THE PROGRAM IS DESIGNED TO COMPLY WITH SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA"), WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES OF FIDUCIARIES. UNDER SECTION 404(C) OF ERISA, THE FIDUCIARIES OF THE PROGRAM WILL BE RELIEVED OF LIABILITY FOR ANY LOSSES OR OTHER INVESTMENT EXPERIENCE WHICH ARE THE DIRECT AND NECESSARY RESULT OF YOUR INVESTMENT INSTRUCTIONS. THIS DOCUMENT CONSTITUTES PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF ERISA AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN ADDITIONAL INFORMATION AVAILABLE TO PARTICIPANTS OF THE PROGRAM, PLEASE REFER TO "ADDITIONAL INFORMATION" LATER IN THIS DISCLOSURE STATEMENT.

   The Program provides employees of GE and its participating affiliates an opportunity for convenient, regular and substantial personal savings. For more information about the Program, including how you can enroll, how much you can save, how you can switch your savings between investment options, and any restrictions on investments, please refer to the GE Benefits Handbook or, if you are no longer on the active payroll, the Saving for the Future booklet. A copy of these documents is available by calling 1-800-432-4313. A copy of the GE Benefits Handbook is also available at benefits.ge.com.

This Disclosure Statement provides information about the investment options (other than the GE Institutional International Equity Fund) available to participants of the Program to assist them in making informed investment decisions. Information about the GE Institutional International Equity Fund is available to participants in a separate prospectus, a copy of which may be obtained at benefits.ge.com or by calling 1-800-432-4313.

Participants may choose among one or more of the following investment options:

A. Common Stock of General Electric Company;

B. GE S&S Program Mutual Fund;

C. GE S&S Long-Term Interest Fund;

D. GE S&S Short-Term Interest Fund;

E. GE S&S Money Market Fund;

F. United States Savings Bonds (after-tax contributions only); and

G. GE Institutional International Equity Fund (which is described in a separate prospectus).

I. DESCRIPTION OF INVESTMENT OPTIONS

A. COMMON STOCK OF GENERAL ELECTRIC COMPANY ("GE COMMON STOCK")1

ASSET CLASS

Stocks

INVESTOR PROFILE
Participants who can tolerate the potential for a significant degree of price fluctuation and possible loss of capital. This investment option may be most useful for those participants who have intermediate- to long-term investment goals.



------------------------
1 RESALE OF SHARES OF GE COMMON STOCK ACQUIRED PURSUANT TO THE PROGRAM:
  Executive officers of GE may reoffer or resell the GE Common Stock acquired pursuant to the Program only in connection with a separate registration statement which has been declared effective under Federal securities laws or pursuant to an available exemption under those laws, including an exemption provided by Rule 144. Executive officers of GE who acquire GE Common Stock pursuant to the Program should consult the Corporate Counsel to determine whether their position within GE requires them to comply with the resale restrictions described above.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW

This investment option provides participants with the opportunity to invest in shares of GE Common Stock and share in GE's long-term growth and dividend payouts.

PRINCIPAL RISKS

The principal risk of investing in GE Common Stock is STOCK MARKET RISK. An investment in the stock of any company, including GE, may be subject to greater market volatility than an investment alternative that holds a diversified portfolio of securities. The value of your investment may be worth more or less than your original investment. In addition, GE's Board of Directors may increase or decrease the rate of dividends paid on GE Common Stock at any time.

VOTING RIGHTS

Holders of GE Common Stock through the Program have the same voting rights as all other GE share owners. They will receive proxy statements, annual reports and other share owner information that is sent to all share owners. Participants who have mailboxes on GE's e-mail system may, however, receive instructions for accessing the proxy statement and annual report on GE's website, instead of receiving these documents in hard copy, unless they specifically request hard copies. There are no restrictions on the exercise of voting, tender or similar rights in connection with a participant's investment in GE Common Stock.

The policy of the Trustees is to keep information relating to GE Common Stock transactions and voting confidential. The Trustees are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information. The Trustees may be contacted c/o GE Asset Management, 3003 Summer Street, Stamford, CT 06904 Attn:
S&SP Trustees or by phone at (203) 326-2300.

For the definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

B. GE S&S PROGRAM MUTUAL FUND ("PROGRAM MUTUAL FUND")

ASSET CLASS

Stocks

INVESTOR PROFILE

Participants who can tolerate a significant degree of price fluctuation and possible loss of capital. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate- to long-term investment goals.

INVESTMENT OBJECTIVE

The Program Mutual Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Program Mutual Fund invests primarily in a diversified portfolio of EQUITY SECURITIES of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combines GROWTH and VALUE investment management styles. AS a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the Program Mutual Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

   o attractive valuations
   o financial strength
   o high quality management focused on generating shareholder value

The Program Mutual Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES (including INVESTMENT GRADE SECURITIES and HIGH YIELD SECURITIES). The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Program Mutual Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risk of investing in the Program Mutual Fund is STOCK MARKET RISK. To the extent that the portfolio managers invest in FOREIGN SECURITIES or DEBT SECURITIES, the Program Mutual Fund also would

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

be subject to FOREIGN EXPOSURE RISK or INTEREST RATE RISK, CREDIT RISK and HIGH YIELD SECURITIES RISK.

If you would like additional information regarding the Program Mutual Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

C. GE S&S LONG-TERM INTEREST FUND ("LT INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE

Participants who seek a high level of current income and are willing to tolerate a moderate degree of price fluctuation in comparison to investments in equity securities. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate investment goals.

INVESTMENT OBJECTIVE

The LT Interest Fund seeks a high interest rate of return over a long-term period consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The LT Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS, and MONEY MARKET INSTRUMENTS. The LT Interest Fund normally has A WEIGHTED AVERAGE MATURITY of approximately five to ten years.

The portfolio managers seek to identify debt securities with characteristics such as:

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit qualit

The LT Interest Fund also may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the LT Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risks of investing in the LT Interest Fund are INTEREST RATE RISK, CREDIT RISK, and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN SECURITIES, the LT Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the LT Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

D. GE S&S SHORT-TERM INTEREST FUND ("ST INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE

Conservative participants who seek a market-related level of current income and are willing to tolerate some degree of price fluctuation. This investment option may be the most useful for participants who want to diversify their portfolios and who have intermediate- to near-term investment goals.

INVESTMENT OBJECTIVE

The ST Interest Fund seeks to preserve principal and achieve a market-related interest rate of return.

PRINCIPAL INVESTMENT STRATEGIES

The ST Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS and MONEY MARKET INSTRUMENTS. The ST Interest Fund normally has a WEIGHTED AVERAGE MATURITY of not more than three years.

The portfolio managers seek to identify debt securities with characteristics such as:

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit quality

The ST Interest Fund may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the ST Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risks of investing in the ST Interest Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN SECURITIES, the ST Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the ST Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

E. GE S&S MONEY MARKET FUND ("MONEY MARKET FUND")

ASSET CLASS

Cash Equivalent

INVESTOR PROFILE

Conservative, income-oriented participants who seek a market-related level of current income. This investment option may be most useful for participants who want to diversify their portfolios and who have near-term investment goals.

INVESTMENT OBJECTIVE

The Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund invests primarily in short-term, U.S. dollar-denominated MONEY MARKET INSTRUMENTS and other DEBT SECURITIES that mature in one year or less. The Money Market Fund's investments may include U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, FOREIGN DEBT SECURITIES, and domestic and foreign BANK DEPOSITS.

PRINCIPAL RISKS

The principal risks of investing in the Money Market Fund are INTEREST RATE RISK and CREDIT RISK.

An investment in the Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is possible to lose money by investing in the Money Market Fund. The Money Market Fund's yield will change due to movements in current short-term interest rates and market conditions. No assurance can be given that the Fund will be able to maintain a stable value.

If you would like additional information regarding the Money Market Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

F. UNITED STATES SAVINGS BONDS ("BONDS")

ASSET CLASS

Cash Equivalent -- although technically a bond, the liquidity and stability of EE Savings Bonds mean that they are generally viewed as a cash equivalent.

INVESTOR PROFILE

Conservative, safety oriented participants who seek a very high level of principal protection.

INVESTMENT OVERVIEW

The Bonds available under this option are Series "EE" Savings Bonds issued by the U.S. Treasury. The Bonds mature 30 years after their issue date. They earn interest based on market yields for Treasury Securities. Each May 1 and November 1, the U.S. Government sets the rates for the Bonds that apply for the next six months. Principal and accrued interest are paid when the bond is redeemed or on its

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

maturity date. A three-month interest penalty will apply to Bonds redeemed before five years from the date of purchase.

Only after-tax employee contributions can be used to purchase Bonds through the Program.

PRINCIPAL RISKS

Interest rates applied to the Bonds are based upon interest rates of certain Treasury securities. In general, when interest rates on Treasury securities fall, the rate of return on the Bonds will follow. The principal of your investment in the Bonds is backed by the full faith and credit of the U.S. Government.

II. MORE INFORMATION ON STRATEGIES AND RISKS

A. IMPORTANT DEFINITIONS

   This section defines important terms that may be unfamiliar to an investor reading about the investment alternatives. The Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund are referred to in this Disclosure Statement individually as a "Fund" and collectively as the "Funds".

   ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

   BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

   CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as commercial paper and bank deposits.

   CERTIFICATES OF DEPOSIT include short-term debt securities issued by banks.

   COMMERCIAL PAPER includes short-term debt securities issued by banks, corporations and other borrowers.

   CONVERTIBLE SECURITIES may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

   CORPORATE BONDS are debt securities issued by companies.

   DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (E.G., the World Bank).

   DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

   DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only debt securities, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations
(CMOs), and structured securities.

   DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

   EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

   EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

   FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

   FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:

   o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

   o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S;

   o Securities denominated in currencies other than U.S. dollars.

   FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

   FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

   FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

   GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

   HIGH YIELD SECURITIES are debt securities of corporations, preferred stock and convertible bonds and convertible preferred stock rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

   INVESTMENT GRADE SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

   MATURITY represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

   MONEY MARKET INSTRUMENTS are short-term debt securities of the U.S. government, banks and corporations. The Funds that may invest in money market securities may do so directly or indirectly through investments in the GEI Short-Term Investment Fund. The GEI Short-Term Investment Fund is advised by GE Asset Management Incorporated ("GEAM"), which charges no advisory fee for such services.

   MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative securities that are fully collateralized by a portfolio of mortgages. GOVERNMENT STRIPPED MORT-

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

GAGE-RELATED SECURITIES are mortgage-backed securities that have been stripped into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates. MORTGAGE DOLLAR ROLLS are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

   PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

   PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (I.E., a "call") or sell (I.E., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

   REPURCHASE AGREEMENTS, also known as repos, are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to a Fund, agreeing to buy them back at a designated price and time - usually the next day.

   RESTRICTED SECURITIES (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them. RULE 144A SECURITIES are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

   REVERSE REPURCHASE AGREEMENTS, also known as reverse repos, involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

   RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

   STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators.

   U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy.

   VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

   VARIABLE RATE SECURITIES carry interest rates that may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

   VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, it would be subject to DERIVATIVE SECURITIES RISK.

   WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

   WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E., beyond normal settlement date.

   ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

B. MORE INFORMATION ON INVESTMENT STRATEGIES

   In addition to the principal investment objectives and methods described earlier in this Disclosure Statement, each of the Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund is permitted to use other securities and investment strategies in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies expose the Funds to other risks and considerations.

   HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment,
(ii) for cash management purposes, and (iii) to meet operating expenses, if any. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH and CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies.

   To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.

   CASH MANAGEMENT OF THE LT INTEREST AND ST INTEREST FUNDS: The LT Interest Fund and the ST Interest Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund (the "Investment Fund") described below, in the following types of money market instruments (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of U.S. banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. The Investment Fund was created specifically to serve as a vehicle for the collective investment of cash balances of the ST Interest

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

Fund and the LT Interest Fund and other accounts advised by GE Asset Management ("GEAM"). By using the Investment Fund, each Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

   The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

   Although, during normal market conditions, the uninvested cash balances of the ST Interest Fund and the LT Interest Fund are generally expected to be relatively small, the ST Interest Fund may invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

   The following table summarizes some of the investment techniques that may be employed by a Fund. Certain techniques may be changed at the discretion of GEAM.




------------------------------------------------------------------------------------------------------------------------
                                                         PROGRAM             LT               ST               MONEY
                                                       MUTUAL FUND     INTEREST FUND     INTEREST FUND      MARKET FUND
------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                      YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                              NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Restricted & Illiquid Securities                           YES              YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Structured and Indexed Securities                          NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Options                  NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Index Options            NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Futures and Options on Futures                             NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Forward Currency Transactions                              NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies                              NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 When Issued Delayed Securities                             YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities                               YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Rule 144A Securities                                       YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Debt Obligations of Supranational Agencies                 YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Depositary Receipts                                        YES              YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Floating and Variable Rate Instruments                     NO*              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Zero Coupon Obligations                                    YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------
 Mortgage-Related Securities, including CMOs                NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Government Stripped Mortgage Related Securities            NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Asset Backed Securities and Receivable Backed Securities   NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                      NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------

* Excludes commercial paper and notes with variable and floating rates of interest.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

C. MORE INFORMATION ON RISKS

   This section defines important risk terms that are used in this Disclosure Statement. In addition, be aware that an investment in any one or more investment options under the Program should not be considered to be a complete investment program.

CREDIT RISK:

   The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK:

   A Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, investment rates, currency exchange rates, commodity prices or other factors that affect security values may involve derivative securities and contracts. Derivative securities and contracts (securities and contracts whose values are based on other securities, currencies or indices) include option contracts (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, currency and interest rate swap contracts and structured securities. Derivative securities and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised. A Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.

FOREIGN EXPOSURE RISK:

   Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

   CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including Depositary Receipts, also are subject to currency risk based on their related investments.

   POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

   REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

HIGH YIELD SECURITIES RISK:

   Below investment grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK:

   Companies with non-publicly traded securities are not subject to disclosure and other investor protection requirements and may be less liquid than publicly traded securities. Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK:

   Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

PREPAYMENT RISK:

   Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK:

   A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on is obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK:

   Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK:

   Stock market risk is the risk that the value of equity securities may decline. Stock prices, including the price of GE Common Stock, change daily in response to company activity and general economic

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

and market conditions. Stock prices may decline in value, even during periods when equity securities in general are rising, or may not perform as well as the market in general. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.

STYLE RISK:

   Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

   GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

   VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

D. INVESTMENT RESTRICTIONS

1. PROGRAM MUTUAL FUND

   Investments by the Program Mutual Fund are subject to the following restrictions:

   a. Moneys in the Program Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

   b. Moneys in the Program Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

   c. The Program Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Program Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer, (b) more than 5% of the value of the total assets in the Program Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Program Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Program Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

   d. The Program Mutual Fund will not invest in securities of GE or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

   e. The Program Mutual Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment manager or any officer or director of either. This investment restriction is not intended to prohibit the Program Mutual Fund from engaging in such transactions with other investment companies or accounts managed by the investment manager or the investment manager's affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

   f. The Program Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   g. The Program Mutual Fund will not invest in puts, calls or similar options.

   h. The Program Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Program Mutual Fund. The Program Mutual Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the Program Mutual Fund will not mortgage or pledge any of its assets.

2. THE LT INTEREST FUND, THE ST INTEREST FUND AND THE MONEY MARKET FUND

   The LT Interest Fund, the ST Interest Fund and the Money Market Fund will not:

   a. purchase securities on margin or sell short or participate in a joint trading account;

   b. deal in options to buy or sell securities except to the extent permitted by law;

   c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

   d. make cash loans to others except through the purchase of debt securities in accordance with such Funds' investment objectives;

   e. invest directly in real estate (except for investments by the LT Interest
      Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

   f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended ("Securities Act");

   g. purchase securities for the purpose of exercising control or management;

   h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Fund's total assets;

   i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of GEAM, or any other affiliate (as defined in the Investment Company Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

   j. unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

In addition to the foregoing, the LT Interest Fund will not:

   a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

   b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

   c. invest in the securities of registered investment companies.

III. INVESTMENT ADVISER

   GEAM, located at 3003 Summer Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund. GEAM is a wholly owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act").

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

IV. FEES AND EXPENSES

   Administrative costs of the Program, including participant recordkeeping and transaction processing fees, are generally borne by GE. For GE Common Stock, ST Interest Fund, Money Market Fund and Bonds, all other expenses associated with these alternatives (including any investment management costs, shareholder servicing agent expenses, transfer agent fees, custody and accounting expenses, professional fees, registration fees and applicable taxes) are also generally borne by GE. These other expenses, however, come out of the Program Mutual Fund's and LT Interest Fund's assets and are reflected in each Fund's share price and dividends. For a description of these Funds' expenses, please refer to the Mutual Funds Annual Report, which is contained earlier in this document. Annual operating expense of the GE Institutional International Equity Fund come out of that Fund's assets and are reflected in its share price and dividends. For a description of the fees and expenses of the GE Institutional International Equity Fund, please refer to its current prospectus.

V. ADDITIONAL INFORMATION

   The Trustees are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Mutual Funds Annual Report, which is contained earlier in this document, or the GE Institutional International Equity Fund Annual Report, and includes: (i) a description of the annual operating expenses of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, including the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of financial statements of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, (iii) a list of the securities comprising the portfolio of each diversified investment alternative within the Program and the value of such securities as of the date of the relevant annual report, and (iv) the investment performance of each investment alternative.

   The Trustees are also responsible for providing certain other information to you upon your request. This information includes: (i) the value of units in each of the Funds or shares of GE Common Stock, and (ii) the total value of units in each of the Funds or shares of GE Common Stock held in a participant's account, which may be obtained by calling 1-800-432-4313.

                                             GE S&S MUTUAL FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

GE Asset Management Incorporated


             PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET
  MANAGEMENT INCORPORATED
Eugene K. Bolton, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES
Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, MUTUAL FUNDS
Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES
Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME
Geoffrey R. Norman, EXECUTIVE VICE PRESIDENT, MARKETING
Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, PRIVATE EQUITIES AND
  REAL ESTATE
John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER



                               PORTFOLIO MANAGERS

GE S&S PROGRAM MUTUAL FUND                GE S&S SHORT-TERM INTEREST FUND
Team led by Eugene K. Bolton              Team led by Robert A. MacDougall

GE S&S LONG-TERM INTEREST FUND            GE S&S MONEY MARKET FUND
Team led by Robert A. MacDougall          Team led by Robert A. MacDougall


                              INDEPENDENT AUDITORS
KPMG LLP


                                    CUSTODIAN
State Street Bank & Trust Company


                           SHAREHOLDER SERVICING AGENT

Address all inquiries INSIDE the Program to:    Address all inquiries OUTSIDE
                                                 the Program to:
   GE S&SP Transaction Processing Center              GE Asset Management
   P.O. Box 44079                                     GE Mutual Funds
   Jacksonville, FL 32231-4079                        P.O. Box 219631
                                                      Kansas City, MO 64121-9631

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                                       55

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                                       56

                                                            SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                 DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359



                 INSIDE THE SAVINGS & SECURITY PROGRAM

                 Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


                 GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313


                            OR VISIT BENEFITS.GE.COM


                       OUTSIDE THE SAVINGS & SECURITY PROGRAM

                  If shares of Program Mutual and LT Interest Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


           GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES: 1-800-242-0134

                        OR VISIT WWW.GE.COM/MUTUAL FUNDS
                                 -----------------------

GE S&S FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927

------------------
PRESORTED STANDARD
   U.S. POSTAGE
      PAID
   CANTON, MA
  PERMIT NO. 313
------------------

[GE LOGO OMITTED]

SS-2 (2/01)
--------------------------------------------------------------------------------